UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2012

Date of reporting period: June 30, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein U.S. Strategic Research Portfolio

June 30, 2012

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 23, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein U.S. Strategic Research Portfolio (the “Fund”), for the annual reporting period ended June 30, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund pursues opportunistic growth by investing primarily in a diversified portfolio of U.S. companies in multiple industries that may benefit from innovation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by U.S. companies. The Fund invests in securities issued by companies from multiple industries in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund may invest up to 20% of its net assets in equity and fixed income securities issued by non-U.S. corporate and governmental issuers. The Fund may invest in both developed and emerging market countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with AllianceBernstein L.P.’s (the “Adviser’s”) assessment of the appreciation potential of such securities.

The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. The Fund may also invest in synthetic foreign equity securities, which are a type of warrant used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 40-60 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index.

The Fund declined in absolute terms and underperformed its benchmark for the 12-month period, before sales charges. Stock selection was the main detractor from returns. Most notably, the Fund’s cyclically-oriented holdings were punished as investors became more risk-averse. In terms of sector

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	1

selection, an overweight to the materials sector detracted, while an underweight to the financial sector contributed.

The Fund rose in absolute terms, but underperformed its benchmark for the six-month period, before sales charges. Stock selection detracted among the Fund’s industrial and material holdings, while it contributed in the technology and healthcare sectors. An overweight to the energy sector detracted from returns, while an overweight to the technology sector contributed.

During the six- and 12-month periods, the Fund did not utilize derivatives.

Market Review and Investment Strategy

Amid eroding investor confidence and spiking volatility, global financial markets were mired in a severe correction mode for much of the second half of the year, as a debt overhang continued to weigh on the U.S. and Europe, and growth in emerging markets slowed. In the final months of 2011, encouraging U.S. economic data suggesting that the world’s larg-

est economy may be gaining momentum, coupled with supportive actions by the European Central Bank (“ECB”), ignited a relief rally that carried over into the first three months of 2012. However, the market upturn ended in April on the return of worries that the euro area was teetering on the brink of disintegration due to the possible exit of Greece from the common currency union and Spain’s deepening banking crisis. A rescue plan put forth in June by European political leaders to tentatively address the structural imbalances in the euro area, along with a vow made the following month by the head of the ECB to do “whatever it takes” within the institution’s mandate to preserve the beleaguered euro, boosted market sentiment and led to another rally.

The Strategic Research Investment Team (the “Team”) continues to identify companies involved in disruptive themes and offering valuations that, in the Team’s view, do not adequately capture their upside potential. The Team is especially focused on investments that are more resilient to the economic cycle, possessing what the Team’s analysis suggests to be longer-term growth fundamentals.

2	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P 500® Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein U.S. Strategic Research Portfolio
Class A	8.36%	-13.19%

Class C	7.95%	-13.79%

Advisor Class†	8.52%	-12.91%

Class R†	8.33%	-13.35%

Class K†	8.49%	-13.08%

Class I†	8.56%	-12.89%

S&P 500 Index	9.49%	5.45%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/23/09* TO 6/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Strategic Research Portfolio (from 12/23/09* to 6/30/12) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/23/2009.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	-13.19%	-16.85%
Since Inception*	3.67%	1.91%

Class C Shares
1 Year	-13.79%	-14.65%
Since Inception*	2.94%	2.94%

Advisor Class Shares**
1 Year	-12.91%	-12.91%
Since Inception	3.99%	3.99%

Class R Shares**
1 Year	-13.35%	-13.35%
Since Inception*	3.45%	3.45%

Class K Shares**
1 Year	-13.08%	-13.08%
Since Inception*	3.74%	3.74%

Class I Shares**
1 Year	-12.89%	-12.89%
Since Inception*	3.98%	3.98%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 4.67%, 6.02%, 3.67%, 11.35%, 11.07% and 10.80% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.35%, 2.05%, 1.05%, 1.55%, 1.30% and 1.05% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through November 1, 2012. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/23/2009.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns
Class A Shares
1 Year	-16.85%
Since Inception*	1.91%

Class C Shares
1 Year	-14.65%
Since Inception*	2.94%

Advisor Class Shares**
1 Year	-12.91%
Since Inception	3.99%

Class R Shares**
1 Year	-13.35%
Since Inception*	3.45%

Class K Shares**
1 Year	-13.08%
Since Inception*	3.74%

Class I Shares**
1 Year	-12.89%
Since Inception*	3.98%

*	Inception date: 12/23/2009.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,083.60	$6.99	1.35%
Hypothetical**	$1,000	$1,018.15	$6.77	1.35%
Class C
Actual	$1,000	$1,079.50	$10.60	2.05%
Hypothetical**	$1,000	$1,014.67	$10.27	2.05%
Advisor Class
Actual	$1,000	$1,085.20	$5.44	1.05%
Hypothetical**	$1,000	$1,019.64	$5.27	1.05%
Class R
Actual	$1,000	$1,083.30	$8.03	1.55%
Hypothetical**	$1,000	$1,017.16	$7.77	1.55%
Class K
Actual	$1,000	$1,084.90	$6.74	1.30%
Hypothetical**	$1,000	$1,018.40	$6.52	1.30%
Class I
Actual	$1,000	$1,085.60	$5.44	1.05%
Hypothetical**	$1,000	$1,019.64	$5.27	1.05%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period), respectively.
**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

June 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $27.4

TEN LARGEST HOLDINGS**

June 30, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Apple, Inc.	$1,311,080	4.8%
Amazon.com, Inc.	1,164,813	4.2
Red Hat, Inc.	956,206	3.5
QUALCOMM, Inc.	917,885	3.3
Illumina, Inc.	873,434	3.2
NVIDIA Corp.	863,197	3.1
Deere & Co.	810,317	3.0
Kinder Morgan, Inc./Delaware	763,131	2.8
JPMorgan Chase & Co.	712,099	2.6
Freeport-McMoRan Copper & Gold, Inc.	707,634	2.6
	$9,079,796	33.1%

*	All data are as of June 30, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

June 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Information Technology – 26.2%
Communications Equipment – 3.3%
QUALCOMM, Inc.	16,485	$917,885

Computers & Peripherals – 4.8%
Apple, Inc.(a)	2,245	1,311,080

Internet Software & Services – 5.9%
Akamai Technologies, Inc.(a)(b)	14,140	448,945
Equinix, Inc.(a)	1,680	295,092
LinkedIn Corp.(a)(b)	3,930	417,641
Rackspace Hosting, Inc.(a)	10,340	454,340

		1,616,018

Semiconductors & Semiconductor Equipment – 3.2%
NVIDIA Corp.(a)	62,460	863,197

Software – 9.0%
Citrix Systems, Inc.(a)	4,040	339,118
Intuit, Inc.	9,970	591,720
Red Hat, Inc.(a)	16,930	956,206
Salesforce.com, Inc.(a)	4,267	589,955

		2,476,999

		7,185,179

Financials – 16.5%
Capital Markets – 4.8%
Apollo Global Management LLC(b)	26,690	330,956
Charles Schwab Corp. (The)	39,010	504,399
Goldman Sachs Group, Inc. (The)	5,130	491,762

		1,327,117

Commercial Banks – 1.6%
Wells Fargo & Co.	12,915	431,878

Consumer Finance – 1.0%
American Express Co.	4,920	286,393

Diversified Financial Services – 6.1%
Citigroup, Inc.	15,480	424,307
IntercontinentalExchange, Inc.(a)	3,931	534,537
JPMorgan Chase & Co.	19,930	712,099

		1,670,943

Real Estate Investment Trusts (REITs) – 3.0%
ProLogis, Inc.	9,210	306,048
Weyerhaeuser Co.	22,426	501,446

		807,494

		4,523,825

10	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 14.5%
Energy Equipment & Services – 4.6%
Halliburton Co.	15,155	$430,250
National Oilwell Varco, Inc.	8,370	539,363
Schlumberger Ltd.	4,430	287,551

		1,257,164

Oil, Gas & Consumable Fuels – 9.9%
Cameco Corp.(b)	19,285	423,306
Denbury Resources, Inc.(a)	26,125	394,749
EOG Resources, Inc.	4,905	441,989
Kinder Morgan, Inc./Delaware	23,685	763,131
Noble Energy, Inc.	3,100	262,942
Occidental Petroleum Corp.	5,090	436,569

		2,722,686

		3,979,850

Consumer Discretionary – 11.2%
Hotels, Restaurants & Leisure – 2.0%
Ctrip.com International Ltd. (ADR)(a)(b)	31,910	534,812

Internet & Catalog Retail – 4.2%
Amazon.com, Inc.(a)	5,101	1,164,813

Media – 1.8%
Walt Disney Co. (The)	10,385	503,673

Textiles, Apparel & Luxury Goods – 3.2%
Burberry Group PLC (Sponsored ADR)	9,517	396,383
Ralph Lauren Corp.	3,340	467,800

		864,183

		3,067,481

Industrials – 10.7%
Electrical Equipment – 5.8%
Babcock & Wilcox Co. (The)(a)	24,330	596,085
Emerson Electric Co.	10,840	504,927
Rockwell Automation, Inc.	7,260	479,596

		1,580,608

Machinery – 4.9%
Cummins, Inc.	5,475	530,582
Deere & Co.	10,020	810,317

		1,340,899

		2,921,507

Materials – 9.3%
Chemicals – 1.7%
Monsanto Co.	5,650	467,707

Metals & Mining – 7.6%
Allegheny Technologies, Inc.	19,680	627,595
Barrick Gold Corp.	9,485	356,351
Freeport-McMoRan Copper & Gold, Inc.	20,770	707,634

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Goldcorp, Inc.	10,710	$402,482

		2,094,062

		2,561,769

Health Care – 9.1%
Health Care Providers & Services – 3.0%
Express Scripts Holding Co.(a)	7,070	394,718
Laboratory Corp. of America Holdings(a)	4,665	432,026

		826,744

Life Sciences Tools & Services – 4.7%
Illumina, Inc.(a)(b)	21,625	873,434
Thermo Fisher Scientific, Inc.	8,150	423,066

		1,296,500

Pharmaceuticals – 1.4%
Roche Holding AG (Sponsored ADR)	8,790	379,904

		2,503,148

Consumer Staples – 1.5%
Personal Products – 1.5%
Estee Lauder Cos., Inc. (The) – Class A	7,676	415,425

Total Common Stocks (cost $26,509,545)		27,158,184

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.14%(c) (cost $289,845)	289,845	289,845

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $26,799,390)		27,448,029

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 9.8%
Investment Companies – 9.8%
AllianceBernstein Exchange Reserves – Class I, 0.20%(c) (cost $2,693,586)	2,693,586	2,693,586

Total Investments – 109.9% (cost $29,492,976)		30,141,615
Other assets less liabilities – (9.9)%		(2,720,027)

Net Assets – 100.0%		$27,421,588

12	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $26,509,545)	$27,158,184	(a)
Affiliated issuers (cost $2,983,431—including investment of cash collateral for securities loaned of $2,693,586)	2,983,431
Cash	3,582
Receivable for investment securities sold	142,846
Receivable for capital stock sold	46,000
Dividends and interest receivable	18,720
Receivable due from Adviser	1,396

Total assets	30,354,159

Liabilities
Payable for collateral received on securities loaned	2,693,586
Payable for investment securities purchased	150,721
Distribution fee payable	1,482
Transfer Agent fee payable	1,277
Accrued expenses	85,505

Total liabilities	2,932,571

Net Assets	$27,421,588

Composition of Net Assets
Capital stock, at par	$25,357
Additional paid-in capital	31,930,459
Undistributed net investment income	30,764
Accumulated net realized loss on investment and foreign currency transactions	(5,213,644)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	648,652

	$27,421,588

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,566,735	238,491	$10.76	*

C	$1,086,139	102,522	$10.59

Advisor	$23,736,535	2,191,671	$10.83

R	$10,672	1,000	$10.67

K	$10,726	1,000	$10.73

I	$10,781	1,000	$10.78

(a)	Includes securities on loan with a value of $2,700,617 (see Note E).

*	The maximum offering price per share for Class A shares was $11.24 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2012

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $6,181)	$270,656
Affiliated issuers	2,760
Securities lending income	52,387	$325,803

Expenses
Advisory fee (see Note B)	203,621
Distribution fee—Class A	9,349
Distribution fee—Class C	11,348
Distribution fee—Class R	54
Distribution fee—Class K	27
Transfer agency—Class A	2,787
Transfer agency—Class C	1,193
Transfer agency—Advisor Class	21,772
Transfer agency—Class R	6
Transfer agency—Class K	10
Transfer agency—Class I	13
Custodian	101,430
Registration fees	101,087
Administrative	68,505
Legal	57,473
Printing	41,890
Audit	36,477
Directors’ fees	7,593
Miscellaneous	7,410

Total expenses	672,045
Less: expenses waived and reimbursed by the Adviser (see Note B)	(366,198)

Net expenses		305,847

Net investment income		19,956

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(4,996,230)
Foreign currency transactions		53
Net change in unrealized appreciation/ depreciation of:
Investments		1,053,452
Foreign currency denominated assets and liabilities		(32)

Net loss on investment and foreign currency transactions		(3,942,757)

Net Decrease in Net Assets from Operations		$(3,922,801)

See notes to financial statements.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2012		Year Ended June 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$19,956		$(32,356)
Net realized gain (loss) on investment and foreign currency transactions	(4,996,177)		10,145
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,053,420		(286,387)

Net decrease in net assets from operations	(3,922,801)		(308,598)
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(9,289)
Class C	– 0	–	(1,664)
Advisor Class	– 0	–	(13,539)
Class R	– 0	–	(158)
Class K	– 0	–	(173)
Class I	– 0	–	(188)
Net realized gain on investment transactions
Class A	(14,851)		– 0	–
Class C	(7,249)		– 0	–
Advisor Class	(151,220)		– 0	–
Class R	(67)		– 0	–
Class K	(67)		– 0	–
Class I	(67)		– 0	–
Capital Stock Transactions
Net increase (decrease)	(1,525,280)		31,843,736

Total increase (decrease)	(5,621,602)		31,510,127
Net Assets
Beginning of period	33,043,190		1,533,063

End of period (including undistributed net investment income of $30,764 and distributions in excess of net investment income of ($3,601), respectively)	$27,421,588		$33,043,190

See notes to financial statements.

16	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy – U.S., AllianceBernstein Market Neutral Strategy – Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio and AllianceBernstein Dynamic All Market Fund (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy – U.S., AllianceBernstein Market Neutral Strategy – Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global commenced operations on August 3, 2010. AllianceBernstein International Discovery Equity Portfolio commenced operations on October 26, 2010. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select U.S. Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein U.S. Strategic Research Portfolio (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of June 30, 2012, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	17

Notes to Financial Statements

expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because

18	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2012:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$7,185,179		$	– 0	–	$	– 0	–	$7,185,179
Financials	4,523,825			– 0	–		– 0	–	4,523,825
Energy	3,979,850			– 0	–		– 0	–	3,979,850
Consumer Discretionary	2,671,098			396,383			– 0	–	3,067,481
Industrials	2,921,507			– 0	–		– 0	–	2,921,507
Materials	2,561,769			– 0	–		– 0	–	2,561,769
Health Care	2,123,244			379,904			– 0	–	2,503,148
Consumer Staples	415,425			– 0	–		– 0	–	415,425
Short-Term Investments	289,845			– 0	–		– 0	–	289,845
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	2,693,586			– 0	–		– 0	–	2,693,586

Total Investments in Securities	29,365,328			776,287			– 0	–	30,141,615
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$29,365,328			$776,287		$	– 0	–	$30,141,615

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	19

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

20	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.35%, 2.05%, 1.05%, 1.55%, 1.30% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until December 23, 2012. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or exceed the amount of offering expenses as recorded by the Fund on or before December 23, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2012. For the year ended June 30, 2012, such reimbursement amounted to $297,693. For the period from inception through June 30, 2012, such reimbursement amounting to $856,413 is subject to repayment, not to exceed the amount of offering expenses of $142,530.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2012, the Adviser voluntarily agreed to waive such fees in the amount of $68,505.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	21

Notes to Financial Statements

providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,810 for the year ended June 30, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $420 from the sale of Class A shares and received $1,203 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the year ended June 30, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended June 30, 2012 is as follows:

Market Value June 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$ 104	$11,552	$11,366	$290	$	– 0	–*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the year ended June 30, 2012 amounted to $45,099, of which $82 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s

22	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $7,433, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$34,236,681		$36,083,365
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$30,550,492

Gross unrealized appreciation	$2,348,090
Gross unrealized depreciation	(2,756,967)

Net unrealized depreciation	$(408,877)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended June 30, 2012.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	23

Notes to Financial Statements

depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Company’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2012, the Fund had securities on loan with a value of $2,700,617 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $2,693,586. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $52,387 and $2,322 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended June 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not

24	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended June 30, 2012 is as follows:

Market Value June 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$ – 0 –	$14,660	$11,966	$2,694	$2

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011

Class A
Shares sold	163,112	1,082,836	$1,732,122	$13,640,888

Shares issued in reinvestment of dividends and distributions	1,163	681	11,304	7,823

Shares redeemed	(684,116)	(384,725)	(7,528,710)	(4,877,401)

Net increase (decrease)	(519,841)	698,792	$(5,785,284)	$8,771,310

Class C
Shares sold	40,814	96,617	$454,649	$1,186,165

Shares issued in reinvestment of dividends and distributions	677	112	6,511	1,280

Shares redeemed	(42,672)	(12)	(440,410)	(155)

Net increase (decrease)	(1,181)	96,717	$20,750	$1,187,290

Advisor Class
Shares sold	548,690	1,684,267	$5,691,797	$21,921,114

Shares issued in reinvestment of dividends and distributions	3,835	32	37,467	367

Shares redeemed	(138,946)	(2,936)	(1,490,010)	(36,345)

Net increase	413,579	1,681,363	$4,239,254	$21,885,136

There were no transactions in capital shares for Class R, Class K and Class I for the year ended June 30, 2012.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	25

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2012.

26	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2012 and June 30, 2011 were as follows:

	2012			2011
Distributions paid from:
Ordinary income	$	– 0	–	$	– 0	–
Long-term capital gains		173,521			25,011

Total taxable distributions paid		$173,521			$25,011

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(4,125,364	)(a)
Unrealized appreciation/(depreciation)	(408,864	)(b)

Total accumulated earnings/(deficit)	$(4,534,228)

(a)

On June 30, 2012, the Fund had a net capital loss carryforward of $2,384,288. At June 30, 2012, the Fund had a post-October short-term capital loss deferral of $1,334,295 and a post-October long-term capital loss deferral of $406,781, which are deemed to arise on July 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnership investments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of June 30, 2012, the Fund had a net capital loss carryforward of $2,384,288 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 2,384,288	$–0 –	No expiration

During the current fiscal year, permanent differences primarily due to the tax treatment of organizational costs, the redesignation of dividends, and a net operating loss disallowance resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	27

Notes to Financial Statements

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,	December 23, 2009(a) to June 30, 2010
2012	2011

Net asset value, beginning of period	$ 12.48	$ 9.22	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.62)	3.44	†	(.76)

Net increase (decrease) in net asset value from operations	(1.65)	3.38	(.78)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.12)	– 0	–
Distributions from net realized gain on investment transactions	(.07)	– 0	–	– 0	–

Total dividends and distributions	(.07)	(.12)	– 0	–

Net asset value, end of period	$ 10.76	$ 12.48	$ 9.22

Total Return
Total investment return based on net asset value(d)	(13.19)%	36.81%	(7.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,567	$9,462	$549
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35%	1.35	%(e)	1.35	%(f)
Expenses, before waivers/reimbursements	2.57%	4.67	%(e)	37.39	%(f)
Net investment loss(c)	(.32)%	(.44	)%(e)	(.46	)%(f)
Portfolio turnover rate	126%	82%	59%

See footnote summary on page 34.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,	December 23, 2009(a) to June 30, 2010
2012	2011

Net asset value, beginning of period	$ 12.37	$ 9.18	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.09)	(.13)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.62)	3.42	†	(.77)

Net increase (decrease) in net asset value from operations	(1.71)	3.29	(.82)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.10)	– 0	–
Distributions from net realized gain on investment transactions	(.07)	– 0	–	– 0	–

Total dividends and distributions	(.07)	(.10)	– 0	–

Net asset value, end of period	$ 10.59	$ 12.37	$ 9.18

Total Return
Total investment return based on net asset value(d)	(13.79)%	35.93%	(8.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,086	$1,283	$64
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.05%	2.05	%(e)	2.05	%(f)
Expenses, before waivers/reimbursements	3.41%	6.02	%(e)	40.51	%(f)
Net investment loss(c)	(.86)%	(1.09	)%(e)	(1.04	)%(f)
Portfolio turnover rate	126%	82%	59%

See footnote summary on page 34.

30	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,	December 23, 2009(a) to June 30, 2010
2012	2011

Net asset value, beginning of period	$ 12.52	$ 9.23	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.02	(.01)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.64)	3.44	†	(.76)

Net increase (decrease) in net asset value from operations	(1.62)	3.43	(.77)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.14)	– 0	–
Distributions from net realized gain on investment transactions	(.07)	– 0	–	– 0	–

Total dividends and distributions	(.07)	(.14)	– 0	–

Net asset value, end of period	$ 10.83	$ 12.52	$ 9.23

Total Return
Total investment return based on net asset value(d)	(12.91)%	37.26%	(7.70)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,736	$22,261	$893
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.05	%(e)	1.05	%(f)
Expenses, before waivers/reimbursements	2.42%	3.67	%(e)	45.29	%(f)
Net investment income (loss)(c)	.17%	(.05	)%(e)	(.10	)%(f)
Portfolio turnover rate	126%	82%	59%

See footnote summary on page 34.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended June 30,				December 23, 2009(a) to June 30, 2010
	2012		2011

Net asset value, beginning of period	$ 12.40		$ 9.20		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.04)		.07		(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.62)		3.29	†	(.77)

Net increase (decrease) in net asset value from operations	(1.66)		3.36		(.80)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.16)		– 0	–
Distributions from net realized gain on investment transactions	(.07)		– 0	–	– 0	–

Total dividends and distributions	(.07)		(.16)		– 0	–

Net asset value, end of period	$ 10.67		$ 12.40		$ 9.20

Total Return
Total investment return based on net asset value(d)	(13.35)%		36.64%		(8.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11		$12		$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%		1.55	%(e)	1.55	%(f)
Expenses, before waivers/reimbursements	2.85%		11.35	%(e)	44.62	%(f)
Net investment income (loss)(c)	(.33	) %	.58	%(e)	(.60	) %(f)
Portfolio turnover rate	126%		82%		59%

See footnote summary on page 34.

32	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,	December 23, 2009(a) to June 30, 2010
2012	2011

Net asset value, beginning of period	$ 12.43	$ 9.22	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)	.10	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.62)	3.28	†	(.76)

Net increase (decrease) in net asset value from operations	(1.63)	3.38	(.78)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.17)	– 0	–
Distributions from net realized gain on investment transactions	(.07)	– 0	–	– 0	–

Total dividends and distributions	(.07)	(.17)	– 0	–

Net asset value, end of period	$ 10.73	$ 12.43	$ 9.22

Total Return
Total investment return based on net asset value(d)	(13.08)%	36.85%	(7.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$12	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30%	1.30	%(e)	1.30	%(f)
Expenses, before waivers/reimbursements	2.64%	11.07	%(e)	44.36	%(f)
Net investment income (loss)(c)	(.09)%	.84	%(e)	(.35	)%(f)
Portfolio turnover rate	126%	82%	59%

See footnote summary on page 34.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,	December 23, 2009(a) to June 30, 2010
2012	2011

Net asset value, beginning of period	$ 12.46	$ 9.23	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.02	.13	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.63)	3.29	†	(.76)

Net increase (decrease) in net asset value from operations	(1.61)	3.42	(.77)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.19)	– 0	–
Distributions from net realized gain on investment transactions	(.07)	– 0	–	– 0	–

Total dividends and distributions	(.07)	(.19)	– 0	–

Net asset value, end of period	$ 10.78	$ 12.46	$ 9.23

Total Return
Total investment return based on net asset value(d)	(12.89)%	37.21%	(7.70)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$13	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.05	%(e)	1.05	%(f)
Expenses, before waivers/reimbursements	2.43%	10.80	%(e)	44.13	%(f)
Net investment income (loss)(c)	.15%	1.09	%(e)	(.10	)%(f)
Portfolio turnover rate	126%	82%	59%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Annualized.

†

Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors of AllianceBernstein Cap Fund, Inc. and Shareholders of AllianceBernstein U.S. Strategic Research Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein U.S. Strategic Research Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc.) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period December 23, 2009 (commencement of operations) to June 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein U.S. Strategic Research Portfolio of AllianceBernstein Cap Fund, Inc. at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period December 23, 2009 (commencement of operations) to June 30, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 28, 2012

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	35

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Carson, (2) Senior Vice President

Amy P. Raskin,(2) Vice President

Catherine D. Wood,(2) Vice President

Vadim Zlotnikov,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser’s Strategic Research Investment Team. Mses. Raskin and Wood and Messrs. Carson and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

36	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	98	None

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	37

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 79 Chairman of the Board (2009)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	98	None

John H. Dobkin, # 70 (2009)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	98	None

38	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2009)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is director of two other registered investment companies (and Chairman of one of them).	98	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2009)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	98	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2009)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	98	None

40	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2009)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	98	None

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	41

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2009)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc.(semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	98	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2009)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	98	None

42	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	43

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Carson 60	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Amy P. Raskin 40	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2007.

Catherine D. Wood 56	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2007.

Vadim Zlotnikov 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS,** with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

44	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein U.S. Strategic Research Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	45

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2010 or 2011.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in

46	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s (S&P) 500 Index (the “Index”), in each case for the 1-year period ended February 29, 2012 and (in the case of comparisons with the Index) the since inception period (December 2009 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period. The Portfolio underperformed the Index in the 1-year and the since inception periods. The directors also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper Multi-Cap Growth Funds Average and the Index.

Based on their review, and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio. The directors determined to continue to monitor the Portfolio’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	47

started at a higher fee rate than the Portfolio’s starting fee rate, but had more breakpoints starting at lower asset levels. As a result, the application of the institutional fee schedule to the level of assets of the Portfolio would result in a lower fee rate than that being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was lower than the Expense Group median and that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 0.57% had been waived by the Adviser. The directors also noted that the Portfolio’s total expense ratio, which reflected a cap by the Adviser, was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on

48	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	49

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund (the “Fund”), in respect of AllianceBernstein U.S. Strategic Research Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the

1	The information in the fee evaluation was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

50	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee	Net Assets 3/31/12 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$30.6	U.S. Strategic Research Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $75,500 (0.57% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s total expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	51

60 days’ written notice. Also, set forth below are the gross expense ratios of the Portfolio for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (12/31/11)[6]		Fiscal Year End
U.S. Strategic Research Portfolio	Advisor Class A Class C Class R Class K Class I	1.05 1.35 2.05 1.55 1.30 1.05	% % % % % %	2.54 2.53 3.47 2.91 2.71 2.49	% % % % % %	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

52	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:8

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Strategic Research Portfolio	$30.6	U.S. Thematic Research 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.622%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Fund	Luxembourg Fund	Fee[9]
U.S. Strategic Research Portfolio	U.S. Thematic Research Portfolio
	Class A	1.50%
	Class I	0.70%

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	53

investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
U.S. Strategic Research Portfolio	0.750	0.850	5/18

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio. Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio rankings are also shown.

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Strategic Research Portfolio	1.350	1.370	8/18	1.281	51/78

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13

The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

14	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

54	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was was negative during calendar years 2011 and 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	55

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $1,121, $20,802 and $2 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $18,024 in fees from the Portfolio.15

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. Due to lower average balances and interest rates during the Portfolio’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

56	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the

17

The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

18

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	57

AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings20 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the period ended February 29, 2012.22

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-9.69	3.66	3.40	18/18	91/91

20	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The Portfolio’s performance returns were provided by Lipper.

21

The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22

The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

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Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratios (“Sharpe Ratio”) are also shown.25

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
U.S. Strategic Research Portfolio	-9.69	8.15	24.60	-0.28	1
S&P 500 Index	5.12	11.72	15.87	0.37	1
Inception Date: December 23, 2009

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

25

Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

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U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

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Core Opportunities Fund

Equity Income Fund

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Value Fund

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Global Real Estate Investment Fund

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Taxable Bond Funds

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Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

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Closed-End Funds

Alliance California Municipal Income Fund

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AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

60	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

USSR-0151-0612

ANNUAL REPORT

AllianceBernstein International Discovery Equity Portfolio

June 30, 2012

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 22, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Discovery Equity Portfolio (the “Fund”), for the annual reporting period ended June 30, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small-and mid-capitalization non-U.S. companies. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., (the “Adviser”)) in securities of non-U.S. companies. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

The Fund may invest in securities issued by non-U.S. companies in any industry sector and country. The Fund invests in both developed and emerging market countries. The Fund may use derivatives, such as options, futures and forwards, to gain exposure to certain non-U.S. markets.

The Fund may invest in any company and in any type of equity security, listed or unlisted, with the potential for capital appreciation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities.

The Fund may invest in established companies and also in new and less-seasoned companies. The Fund’s investments in companies with smaller capitalizations may offer more reward but may also entail greater risk than is generally true of larger, more established companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Fund’s securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-U.S. Small and Mid-Cap (“SMID”) (unhedged, net).

The Fund outperformed its benchmark for both the six- and 12-month periods ended June 30, 2012, before sales charges, although the Fund posted negative returns for the 12-month period.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	1

For the 12-month period, sector and stock selection were the key drivers of performance. From a sector point of view, the Fund’s underweight position in the materials sector and overweight exposure to healthcare contributed to returns, while an underweight in financials was a detractor. At the stock level, stock selection in the financial and energy sectors contributed the most to performance. Performance in the financial sector was driven by exposure to Latin America. Outperformance in the energy sector was driven by merger and acquisition activity in the space and increased production profiles. Stock selection was a detractor in the technology and healthcare sectors. Technology names were impacted by increased competition in the mobile handset space that led to margin pressures as well as concerns in the robotics space due to worries over a slowdown in China. Healthcare performance detracted due to concerns over adoption of technology and regulatory concerns.

For the six-month period, sector and stock selection were the key drivers of performance. From a sector point of view, the Fund’s underweight position in the materials sector and overweight exposure to consumer staples contributed to returns, while an underweight in financials detracted. At the stock level, stock selection in the consumer discretionary and energy sectors contributed the most to performance, while stock selection in healthcare and technology detracted during the period.

The Fund did not utilize derivatives during the six- or 12-month periods ended June 30, 2012.

Market Review and Investment Strategy

Volatility continued during the 12-month period ended June 30, 2012, as global markets remained highly correlated with headlines emanating from Europe’s ongoing debt crisis. After early bouts of investor risk aversion, which drove Treasury yields lower, market sentiment improved in the first quarter of 2012. Global economic data turned more positive and worries over the euro debt crisis eased with positive policy intervention. In the U.S., labor and manufacturing data showed improvement, resulting in more solid consumer confidence numbers. In April, however, unease about Europe’s sovereign debt woes once again climbed to the forefront. The latest cause for worry centered on Spain, which entered its second recession since 2009.

The slowdown of global growth and increasing concerns over the financial and leadership crises in Europe have been key factors affecting performance of the Fund during the 12-month period. Global equities markets have remained very volatile as global growth has been revised down, along with companies’ earnings around the world. The Fund has been focused on high quality companies, with solid business models, low debt and strong management teams.

2	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI ACWI ex-U.S. SMID (unhedged, net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI ex-U.S. SMID (unhedged, net) consists of securities across global markets excluding the U.S., including emerging markets and represents the small- and mid-capitalization of each market. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. The Fund invests in unlisted securities and synthetic foreign equity securities, which may have greater liquidity risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein International Discovery Equity Portfolio
Class A	7.35%	-15.07%

Class C	6.93%	-15.70%

Advisor Class†	7.44%	-14.85%

Class R†	7.28%	-15.25%

Class K†	7.39%	-15.06%

Class I†	7.51%	-14.85%

MSCI ACWI ex-U.S. SMID (unhedged, net)	3.59%	-16.21%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 10/26/10* TO 6/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Discovery Equity Portfolio (from 10/26/10* to 6/30/12) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 10/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	-15.07%	-18.72%
Since Inception*	-5.50%	-7.89%

Class C Shares
1 Year	-15.70%	-16.53%
Since Inception*	-6.12%	-6.12%

Advisor Class Shares**
1 Year	-14.85%	-14.85%
Since Inception*	-5.19%	-5.19%

Class R Shares**
1 Year	-15.25%	-15.25%
Since Inception*	-5.66%	-5.66%

Class K Shares**
1 Year	-15.06%	-15.06%
Since Inception*	-5.40%	-5.40%

Class I Shares**
1 Year	-14.85%	-14.85%
Since Inception*	-5.19%	-5.19%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 9.26%, 19.09%, 12.03%, 8.37%, 8.13% and 7.82% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through June 30, 2013. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 10/26/2010.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns

Class A Shares
1 Year	-18.72%
Since Inception*	-7.89%

Class C Shares
1 Year	-16.53%
Since Inception*	-6.12%

Advisor Class Shares**
1 Year	-14.85%
Since Inception*	-5.19%

Class R Shares**
1 Year	-15.25%
Since Inception*	-5.66%

Class K Shares**
1 Year	-15.06%
Since Inception*	-5.40%

Class I Shares**
1 Year	-14.85%
Since Inception*	-5.19%

*	Inception date: 10/26/2010.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,073.50	$7.99	1.55%
Hypothetical**	$1,000	$1,017.16	$7.77	1.55%
Class C
Actual	$1,000	$1,069.30	$11.58	2.25%
Hypothetical**	$1,000	$1,013.67	$11.26	2.25%
Advisor Class
Actual	$1,000	$1,074.40	$6.45	1.25%
Hypothetical**	$1,000	$1,018.65	$6.27	1.25%
Class R
Actual	$1,000	$1,072.80	$9.02	1.75%
Hypothetical**	$1,000	$1,016.16	$8.77	1.75%
Class K
Actual	$1,000	$1,073.90	$7.73	1.50%
Hypothetical**	$1,000	$1,017.40	$7.52	1.50%
Class I
Actual	$1,000	$1,075.10	$6.45	1.25%
Hypothetical**	$1,000	$1,018.65	$6.27	1.25%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period), respectively.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	9

Fund Expenses

PORTFOLIO SUMMARY

June 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $8.2

*	All data are as of June 30, 2012. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 2.3% or less in the following countries: Austria, Brazil, Chile, Denmark, Finland, France, India, Indonesia, Ireland, Italy, Norway, Peru, Poland, Qatar, Spain, Turkey, Ukraine and United Arab Emirates.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
LG Household & Health Care Ltd.	$91,718	1.1%
Dollarama, Inc.	90,740	1.1
Partners Group Holding AG	88,926	1.1
Tsuruha Holdings, Inc.	87,053	1.1
Grupo Financiero Banorte SAB de CV – Class O	85,273	1.1
Alpek SAB de CV	84,109	1.0
China State Construction International Holdings Ltd.	83,974	1.0
Croda International PLC	83,496	1.0
Bolsa Mexicana de Valores SAB de CV	82,289	1.0
Yamato Holdings Co., Ltd.	80,508	1.0
	$858,086	10.5%

*	Long-term investments.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.6%
Industrials – 22.7%
Air Freight & Logistics – 1.0%
Yamato Holdings Co., Ltd.(a)	5,000	$80,508

Airlines – 0.7%
International Consolidated Airlines Group SA(b)	22,000	55,063

Building Products – 0.5%
Assa Abloy AB	1,520	42,448

Commercial Services & Supplies – 1.0%
Gategroup Holding AG(b)	1,320	37,394
Regus PLC	33,404	47,201

		84,595

Construction & Engineering – 4.0%
China State Construction International Holdings Ltd.	88,000	83,973
Grana y Montero SA	15,760	48,779
Monadelphous Group Ltd.(a)	3,130	70,751
NRW Holdings Ltd.	16,470	51,583
Samsung Engineering Co., Ltd.	448	71,084

		326,170

Industrial Conglomerates – 0.7%
Bidvest Group Ltd.	2,620	58,504

Machinery – 9.1%
Alfa Laval AB	3,640	62,370
Andritz AG	1,400	71,994
Ferreycorp SAA	68,235	58,366
Hiwin Technologies Corp.	7,000	71,886
Hydraulic Machines (GDR)(c)	10,480	50,618
IHI Corp.	28,000	59,892
IMI PLC	4,010	52,387
KUKA AG(b)	1,890	42,578
Makita Corp.	1,700	59,635
Melrose PLC	10,630	62,049
Morgan Crucible Co. PLC	12,540	54,855
Nachi-Fujikoshi Corp.	10,000	42,561
Weir Group PLC (The)	2,270	54,548

		743,739

Marine – 0.4%
SITC International Holdings Co., Ltd.	109,000	28,965

Professional Services – 0.5%
DKSH Holding AG(b)	770	42,185

Road & Rail – 1.4%
Localiza Rent a Car SA	4,060	61,350
TransContainer OAO (GDR)(c)	4,800	55,200

		116,550

12	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 2.1%
Ashtead Group PLC	5,910	$24,120
Barloworld Ltd.	4,650	46,100
Brenntag AG	625	69,167
Finning International, Inc.(a)	1,290	30,004

		169,391

Transportation Infrastructure – 1.3%
DP World Ltd.	5,810	61,970
OHL Mexico SAB de CV(a)(b)	36,790	44,816

		106,786

		1,854,904

Consumer Discretionary – 16.1%
Auto Components – 1.7%
GKN PLC	19,740	55,966
Linamar Corp.	1,220	23,631
Nokian Renkaat OYJ	1,630	61,919

		141,516

Automobiles – 0.7%
Mazda Motor Corp.(b)	42,000	57,194

Distributors – 0.5%
Inchcape PLC	8,250	42,825

Hotels, Restaurants & Leisure – 0.6%
Flight Centre Ltd.(a)	2,570	50,235

Household Durables – 1.4%
De’Longhi SpA	3,870	37,261
Rinnai Corp.	1,100	75,902

		113,163

Media – 3.5%
Dentsu, Inc.(a)	2,300	68,174
Informa PLC	12,100	72,200
Kabel Deutschland Holding AG(b)	1,150	71,668
Perform Group PLC(b)	11,287	70,708

		282,750

Multiline Retail – 1.6%
Dollarama, Inc.(a)	1,510	90,740
Hyundai Department Store Co., Ltd.	350	43,748

		134,488

Specialty Retail – 3.5%
Dufry AG(b)	520	63,029
Dunelm Group PLC	6,430	52,550
Sports Direct International PLC(b)	15,000	71,918
Super Retail Group Ltd.(a)	7,840	57,926
Zhongsheng Group Holdings Ltd.(a)	34,500	42,169

		287,592

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 2.6%
Arezzo Industria e Comercio SA	2,900	$43,172
Brunello Cucinelli SpA(b)	3,997	56,854
Mulberry Group PLC	2,040	47,306
Salvatore Ferragamo Italia SpA	2,950	61,534

		208,866

		1,318,629

Consumer Staples – 11.2%
Beverages – 0.7%
Tsingtao Brewery Co., Ltd.(a)	10,000	57,143

Food & Staples Retailing – 5.1%
Bizim Toptan Satis Magazalari AS	2,440	34,110
Brazil Pharma SA	7,500	40,142
Clicks Group Ltd.	7,040	46,342
Eurocash SA	5,230	64,571
FamilyMart Co., Ltd.	1,600	73,230
Grupo Comercial Chedraui SA de CV	25,300	67,917
Magnit OJSC	38	4,570
Tsuruha Holdings, Inc.	1,400	87,053

		417,935

Food Products – 2.8%
Aryzta AG(b)	1,360	67,694
Devro PLC	8,380	39,776
MHP SA (GDR)(b)(c)	3,130	35,995
Toyo Suisan Kaisha Ltd.	3,000	80,001

		223,466

Household Products – 2.0%
LG Household & Health Care Ltd.	170	91,718
Vinda International Holdings Ltd.(a)	49,000	73,174

		164,892

Personal Products – 0.6%
Amorepacific Corp.	55	51,125

		914,561

Financials – 10.4%
Capital Markets – 2.6%
Ashmore Group PLC	9,760	53,391
Intermediate Capital Group PLC	17,100	72,473
Partners Group Holding AG	500	88,926

		214,790

Commercial Banks – 1.7%
Grupo Financiero Banorte SAB de CV – Class O	16,500	85,273
NOMOS-BANK (GDR)(b)(c)	4,699	56,153

		141,426

Consumer Finance – 1.3%
Compartamos SAB de CV(a)	47,050	55,057
International Personal Finance PLC	12,980	48,780

		103,837

14	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 2.8%
Bolsa Mexicana de Valores SAB de CV(a)	41,770	$82,289
Challenger Ltd./AU	13,780	46,283
Intercorp Financial Services Corp.(c)	1,320	40,313
Warsaw Stock Exchange	5,550	63,741

		232,626

Insurance – 1.4%
Anadolu Hayat Emeklilik AS	19,780	45,459
Intact Financial Corp.(a)	1,060	65,999

		111,458

Real Estate Management & Development – 0.6%
Aliansce Shopping Centers SA	5,400	46,512

		850,649

Information Technology – 9.4%
Communications Equipment – 0.8%
Wistron NeWeb Corp.	31,599	65,702

Electronic Equipment, Instruments & Components – 2.8%
Chroma ATE, Inc.	27,760	63,371
FLEXium Interconnect, Inc.	15,000	61,082
Unimicron Technology Corp.	33,000	37,772
Yaskawa Electric Corp.	9,000	68,568

		230,793

Internet Software & Services – 0.6%
Mail.ru Group Ltd. (GDR)(b)(c)	1,460	49,722

IT Services – 1.0%
Itochu Techno-Solutions Corp.	1,600	77,222

Semiconductors & Semiconductor Equipment – 1.3%
Duksan Hi-Metal Co., Ltd.(b)	3,570	76,875
Hermes Microvision, Inc.(b)	3,000	32,685

		109,560

Software – 2.9%
Fidessa Group PLC	3,100	75,386
GameLoft SA(b)	9,290	58,052
International Games System Co., Ltd.(b)	11,000	53,871
Square Enix Holdings Co., Ltd.(a)	3,100	48,827

		236,136

		769,135

Materials – 9.2%
Chemicals – 5.2%
Alpek SA de CV(b)	37,550	84,109
AZ Electronic Materials SA	15,150	68,177

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Chr Hansen Holding A/S	1,920	$49,469
Croda International PLC	2,350	83,496
Fuchs Petrolub AG (Preference Shares)	940	51,611
Lanxess AG	600	37,971
Phosagro OAO (GDR)(c)	4,550	52,734

		427,567

Metals & Mining – 4.0%
First Quantum Minerals Ltd.	3,050	53,924
Franco-Nevada Corp.	970	43,865
Harry Winston Diamond Corp.(b)	6,740	76,463
Kenmare Resources PLC(b)	59,320	36,764
Koza Altin Isletmeleri AS	3,420	66,118
Sirius Minerals PLC(b)	200,188	48,627

		325,761

		753,328

Energy – 5.5%
Energy Equipment & Services – 1.7%
John Wood Group PLC	3,790	40,878
Petrofac Ltd.	2,740	59,807
Precision Drilling Corp.(b)	5,720	38,935

		139,620

Oil, Gas & Consumable Fuels – 3.8%
Afren PLC(b)	29,260	47,563
Golar LNG Ltd.	1,480	56,482
Harum Energy TBK PT	74,500	45,727
MEG Energy Corp.(b)	2,170	77,776
Pacific Rubiales Energy Corp.(a)	2,490	52,730
RusPetro PLC(b)	15,960	33,769

		314,047

		453,667

Health Care – 5.3%
Health Care Equipment & Supplies – 2.3%
Ansell Ltd.	4,650	63,204
Draegerwerk AG & Co. KGaA (Preference Shares)	490	48,393
Elekta AB	1,670	76,312

		187,909

Life Sciences Tools & Services – 0.5%
Eurofins Scientific	350	43,464

Pharmaceuticals – 2.5%
Aspen Pharmacare Holdings Ltd.(b)	4,860	74,891
CFR Pharmaceuticals SA (ADR)(c)	1,412	31,624
Pharmstandard OJSC (GDR)(b)(c)	2,400	34,200
Virbac SA	390	64,471

		205,186

		436,559

16	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 2.9%
Electric Utilities – 1.3%
Emera, Inc.(a)	1,760	$58,102
Enersis SA (Sponsored ADR)	2,590	48,433

		106,535

Gas Utilities – 1.6%
Enagas SA	2,740	49,994
ENN Energy Holdings Ltd.	22,000	77,804

		127,798

		234,333

Telecommunication Services – 0.9%
Wireless Telecommunication Services – 0.9%
Millicom International Cellular SA	770	72,669

Total Common Stocks (cost $7,809,681)		7,658,434

WARRANTS – 1.7%
Financials – 0.4%
Commercial Banks – 0.4%
Commercial Bank of Qatar, Deutsche Bank AG London, expiring 5/26/17(b)	1,680	31,550

Health Care – 0.7%
Health Care Equipment & Supplies – 0.2%
Opto Circuits, Merrill Lynch Intl & Co., expiring 5/02/16(b)	7,045	19,539

Pharmaceuticals – 0.5%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(b)(c)	3,850	37,185

		56,724

Utilities – 0.6%
Multi-Utilities – 0.6%
Qatar Electricity, Credit Suisse International, expiring 9/05/12(b)	1,270	46,293

Total Warrants (cost $155,358)		134,567

SHORT-TERM INVESTMENTS – 4.7%
Investment Companies – 4.7%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.14%(d) (cost $386,007)	386,007	386,007

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $8,351,046)		8,179,008

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 10.4%
Investment Companies – 10.4%
AllianceBernstein Exchange Reserves – Class I, 0.20%(d) (cost $851,333)	851,333	$851,333

Total Investments – 110.4% (cost $9,202,379)		9,030,341
Other assets less liabilities – (10.4)%		(847,785)

Net Assets – 100.0%		$8,182,556

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the aggregate market value of these securities amounted to $443,744 or 5.4% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

OJSC – Open Joint Stock Company

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $7,965,039)	$7,793,001 (a)
Affiliated issuers (cost $1,237,340—including investment of cash collateral for securities loaned of $851,333)	1,237,340
Foreign currencies, at value (cost $43,271)	43,361
Receivable for investment securities sold	69,396
Dividends and interest receivable	11,629

Total assets	9,154,727

Liabilities
Payable for collateral received on securities loaned	851,333
Advisory fee payable	32,780
Transfer Agent fee payable	1,661
Distribution fee payable	110
Accrued expenses	86,287

Total liabilities	972,171

Net Assets	$8,182,556

Composition of Net Assets
Capital stock, at par	$1,812
Additional paid-in capital	9,161,004
Undistributed net investment income	66,518
Accumulated net realized loss on investment and foreign currency transactions	(876,667)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(170,111)

$8,182,556

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$328,290	36,277	$9.05	*

C	$36,156	4,040	$8.95

Advisor	$1,079,704	118,624	$9.10

R	$8,992	1,000	$8.99

K	$9,007	1,000	$9.01

I	$6,720,407	745,000	$9.02

(a)	Includes securities on loan with a value of $826,781 (see Note E).

*	The maximum offering price per share for Class A shares was $9.45 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2012

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $11,489)	$161,321
Affiliated issuers	1,005
Securities lending income	2,953	$165,279

Expenses
Advisory fee (see Note B)	82,405
Distribution fee—Class A	907
Distribution fee—Class C	298
Distribution fee—Class R	46
Distribution fee—Class K	23
Transfer agency—Class A	4,301
Transfer agency—Class C	428
Transfer agency—Advisor Class	14,461
Transfer agency—Class R	5
Transfer agency—Class K	5
Transfer agency—Class I	1,375
Custodian	113,552
Administrative	66,916
Registration fees	60,260
Amortization of offering expenses	60,112
Legal	52,799
Audit	44,659
Printing	16,331
Directors’ fees	8,136
Miscellaneous	20,378

Total expenses	547,397
Less: expenses waived and reimbursed by the Adviser (see Note B)	(443,117)

Net expenses		104,280

Net investment income		60,999

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(835,427)
Foreign currency transactions		(15,980)
Net change in unrealized appreciation/depreciation of:
Investments		(654,066)
Foreign currency denominated assets and liabilities		1,220

Net loss on investment and foreign currency transactions		(1,504,253)

Contributions from Adviser (see Note B)		2,783

Net Decrease in Net Assets from Operations		$(1,440,471)

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2012	October 26, 2010(a) to June 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$60,999	$15,368
Net realized gain (loss) on investment and foreign currency transactions	(851,407)	49,410
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(652,846)	482,735
Contributions from Adviser (see Note B)	2,783	2,716

Net increase (decrease) in net assets from operations	(1,440,471)	550,229
Dividends and Distributions to Shareholders from
Net investment income
Class R	(7)	(29)
Class K	(23)	(34)
Class I	(30,917)	(29,055)
Net realized gain on investment transactions
Class A	(1,306)	– 0	–
Class C	(128)	– 0	–
Advisor Class	(4,294)	– 0	–
Class R	(42)	– 0	–
Class K	(42)	– 0	–
Class I	(31,290)	– 0	–
Capital Stock Transactions
Net increase	256,510	8,913,455

Total increase (decrease)	(1,252,010)	9,434,566
Net Assets
Beginning of period	9,434,566	– 0	–

End of period (including undistributed net investment income of $66,518 and $19,549, respectively)	$8,182,556	$9,434,566

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio and AllianceBernstein Dynamic All Market Fund Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global commenced operations on August 3, 2010. AllianceBernstein International Discovery Equity Portfolio commenced operations on October 26, 2010. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select U.S. Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Discovery Equity Portfolio (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of June 30, 2012, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting

22	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	23

Notes to Financial Statements

fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2012:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Industrials	$340,700		$1,514,204		$	– 0	–	$1,854,904
Consumer Discretionary	285,105		1,033,524			– 0	–	1,318,629
Consumer Staples	108,059		806,502			– 0	–	914,561
Financials	375,443		419,053			56,153		850,649
Information Technology	– 0	–	769,135			– 0	–	769,135
Materials	311,095		442,233			– 0	–	753,328
Energy	203,210		250,457			– 0	–	453,667
Health Care	65,824		370,735			– 0	–	436,559
Utilities	106,535		127,798			– 0	–	234,333
Telecommunication Services	– 0	–	72,669			– 0	–	72,669
Warrants	– 0	–	46,293			88,274		134,567
Short-Term Investments	386,007		– 0	–		– 0	–	386,007
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	851,333		– 0	–		– 0	–	851,333

Total Investments in Securities	3,033,311		5,852,603	+		144,427		9,030,341
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total^	$3,033,311		$5,852,603			$144,427		$9,030,341

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	An amount of $434,468 was transferred from Level 1 into Level 2 due to insufficient observable inputs during the reporting period.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	25

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Financials		Warrants			Total
Balance as of 6/30/11	$58,373		$	– 0	–	$58,373
Accrued discounts/(premiums)	– 0	–		– 0	–	– 0	–
Realized gain (loss)	– 0	–		593		593
Change in unrealized appreciation/ depreciation	(20,691)			(21,071)		(41,762)
Purchases	18,471			53,214		71,685
Sales	– 0	–		(40,730)		(40,730)
Transfers in to Level 3	– 0	–		96,268		96,268	+
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 6/30/12	$56,153			$88,274		$144,427

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/12*	$(20,691)			$(21,071)		$(41,762)

+	Transferred out of Level 2 into Level 3 due to insufficient observable inputs.
*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at June 30, 2012:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 6/30/2012	Valuation Technique	Range
Warrants	$88,274	Broker Quotes	2.7735-18.78

Warrants—The significant unobservable inputs used in the fair value measurement of the Fund’s Warrants can consist of broker quotes received from industry sources via third party vendor or directly from the source. These instruments are typically not quoted on a vendor pricing source.

The Adviser has established a Valuation Committee (the “Committee”) with responsibility for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under policies and procedures established by the Adviser and approved by the Company’s Board of Directors. The Committee’s responsibilities include, but not limited to the following: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regularly

26	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

monitoring the Adviser’s pricing and valuation policies and modifying or enhancing those policies (or recommending the modification of these policies) as appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies on a day-to-day basis by the Pricing Group (the “Pricing Group”). The Pricing Group has established the pricing policies, which sets forth the mechanisms and processes to be employed by the Pricing Group on a daily basis to implement these policies. In particular, the pricing policies describe how to determine market quotations for securities. The Committee will periodically review the activities of the Pricing Group and its policies, and will consider revisions and enhancement to the pricing policies as appropriate. The Committee may also engage the services of third-party vendors who may offer services related to fair value pricing and liquidity determinations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	27

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until October 26, 2013. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before October 26, 2013. This fee waiver and/or expense reimbursement agreement may not be

28	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

terminated before June 30, 2013. For the year ended June 30, 2012, such reimbursement amounted to $376,201. For the period from inception through June 30, 2012, such reimbursement amounted to $702,040, which is subject to repayment, not to exceed the amount of offering expenses of $181,291.

During the period ended June 30, 2011 and the year ended June 30, 2012, the Adviser reimbursed the Fund $2,716 and $2,783, respectively, for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2012, the Adviser voluntarily agreed to waive such fees in the amount of $66,916.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,970 for the year ended June 30, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $48 from the sale of Class A shares and received $-0- in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the year ended June 30, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended June 30, 2012 is as follows:

Market Value June 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$ 190	$4,130	$3,934	$386	$	– 0	–*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the year ended June 30, 2012 amounted to $13,827, of which $0 and $11, respectively, was

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	29

Notes to Financial Statements

paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $25,771, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding
U.S. government securities)	$8,237,387		$7,945,086
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$9,222,456

Gross unrealized appreciation	$456,226
Gross unrealized depreciation	(648,341)

Net unrealized depreciation	$(192,115)

30	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended June 30, 2012.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	31

Notes to Financial Statements

accordance with the investment restrictions of the Fund, and as approved by the Company’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2012, the Fund had securities on loan with a value of $826,781 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $851,333. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $2,953 and $585 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended June 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended June 30, 2012 is as follows:

Market Value June 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$ – 0 –	$3,644	$2,793	$851	$1

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended June 30, 2012	October 26, 2010(a) to June 30, 2011		Year Ended June 30, 2012	October 26, 2010(a) to June 30, 2011

Class A
Shares sold	10,647	31,062		$100,017	$326,344

Shares issued in reinvestment of distributions	151	– 0	–	1,264	– 0	–

Shares redeemed	(5,583)	– 0	–(b)	(52,012)	(2)

Net increase	5,215	31,062		$49,269	$326,342

Class C
Shares sold	6,127	2,340		$55,816	$23,802

Shares issued in reinvestment of distributions	10	– 0	–	86	– 0	–

Shares redeemed	(4,437)	– 0	–	(40,113)	– 0	–

Net increase	1,700	2,340		$15,789	$23,802

32	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

	Shares				Amount
	Year Ended June 30, 2012		October 26, 2010(a) to June 30, 2011		Year Ended June 30, 2012			October 26, 2010(a) to June 30, 2011

Advisor Class
Shares sold	41,223		101,007			$396,963		$1,093,305

Shares issued in reinvestment of distributions	507		– 0	–		4,252		– 0	–

Shares redeemed	(24,113)		– 0	–		(209,763)		– 0	–

Net increase	17,617		101,007			$191,452		$1,093,305

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class K
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class I
Shares sold	– 0	–	745,000		$	– 0	–	$7,450,002

Net increase	– 0	–	745,000		$	– 0	–	$7,450,002

(a)	Commencement of operations.

(b)	Share amount is less than one full share.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	33

Notes to Financial Statements

strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous time or price. The Fund invests in unlisted securities and synthetic foreign equity securities, which may have greater liquidity risk.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2012.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2012 and June 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	68,049	29,118

Total taxable distributions	68,049	29,118

Total distributions paid	68,049	29,118

34	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$80,049
Accumulated capital and other losses	(861,644	)(a)
Unrealized appreciation/(depreciation)	(190,188	)(b)

Total accumulated earnings/(deficit)	$(971,783	)(c)

(a)

On June 30, 2012, the Fund had a net capital loss carryforward of $457,322. At June 30, 2012, the Fund had a post-October short-term capital loss deferral of $ 364,631 and a post-October long-term capital loss deferral of $39,691. These losses are deemed to arise on July 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of June 30, 2012, the Fund had a net capital loss carryforward of $457,322 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 457,322	$ – 0 –	No expiration

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of passive foreign investment companies (PFICs), a redesignation of dividends, and the tax treatment of contributions from the Adviser resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	35

Notes to Financial Statements

derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30, 2012	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.71	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.67)	.66
Contributions from Adviser	.00 (d)	.01

Net increase (decrease) in net asset value from operations	(1.62)	.71

Less: Distributions
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Net asset value, end of period	$ 9.05	$ 10.71

Total Return
Total investment return based on net asset value(e)	(15.07)%	7.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$328	$333
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.55	%(f)
Expenses, before waivers/reimbursements	8.03%	9.26	%(f)
Net investment income(c)	.52%	.56	%(f)
Portfolio turnover rate	101%	86%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30, 2012	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.67	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.65)	.72
Contributions from Adviser(d)	.00	.00

Net increase (decrease) in net asset value from operations	(1.68)	.67

Less: Distributions
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Net asset value, end of period	$ 8.95	$ 10.67

Total Return
Total investment return based on net asset value(e)	(15.70)%	6.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.25%	2.25	%(f)
Expenses, before waivers/reimbursements	8.64%	19.09	%(f)
Net investment loss(c)	(.28)%	(.75	)%(f)
Portfolio turnover rate	101%	86%

See footnote summary on page 42.

38	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended June 30, 2012	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.74	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.67)	.70
Contributions from Adviser	.00 (d)	.01

Net increase (decrease) in net asset value from operations	(1.60)	.74

Less: Distributions
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Net asset value, end of period	$ 9.10	$ 10.74

Total Return
Total investment return based on net asset value(e)	(14.85)%	7.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,080	$1,085
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.25	%(f)
Expenses, before waivers/reimbursements	7.74%	12.03	%(f)
Net investment income(c)	.79%	.48	%(f)
Portfolio turnover rate	101%	86%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended June 30, 2012	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.67	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.02	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.65)	.72
Contributions from Adviser(d)	.00	.00

Net increase (decrease) in net asset value from operations	(1.63)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.03)
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Total dividends and distributions	(.05)	(.03)

Net asset value, end of period	$ 8.99	$ 10.67

Total Return
Total investment return based on net asset value(e)	(15.25)%	7.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75%	1.75	%(f)
Expenses, before waivers/reimbursements	6.95%	8.37	%(f)
Net investment income (loss)(c)	.24%	(.24	)%(f)
Portfolio turnover rate	101%	86%

See footnote summary on page 42.

40	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended June 30, 2012	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05	.00	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.66)	.72
Contributions from Adviser(d)	.00	.00

Net increase (decrease) in net asset value from operations	(1.61)	.72

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.03)
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Total dividends and distributions	(.07)	(.03)

Net asset value, end of period	$ 9.01	$ 10.69

Total Return
Total investment return based on net asset value(e)	(15.06)%	7.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%	1.50	%(f)
Expenses, before waivers/reimbursements	6.68%	8.13	%(f)
Net investment income(c)	.50%	.01	%(f)
Portfolio turnover rate	101%	86%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended June 30, 2012	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.70	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.67)	.72
Contributions from Adviser(d)	.00	.00

Net increase (decrease) in net asset value from operations	(1.60)	.74

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.04)
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Total dividends and distributions	(.08)	(.04)

Net asset value, end of period	$ 9.02	$ 10.70

Total Return
Total investment return based on net asset value(e)	(14.85)%	7.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,721	$7,970
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.25	%(f)
Expenses, before waivers/reimbursements	6.41%	7.82	%(f)
Net investment income(c)	.75%	.27	%(f)
Portfolio turnover rate	101%	86%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors of AllianceBernstein Cap Fund, Inc. and Shareholders of AllianceBernstein International Discovery Equity Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein International Discovery Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc.) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period October 26, 2010 (commencement of operations) to June 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Discovery Equity Portfolio of AllianceBernstein Cap Fund, Inc. at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period October 26, 2010 (commencement of operations) to June 30, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 28, 2012

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	43

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2012. For corporate shareholders, 1.24% of dividends paid qualify for the dividends received deduction.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended June 30, 2012, $9,414 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $152,721.

For the taxable year ended June 30, 2012, the Fund designates $95,076 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

44	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Liliana C. Dearth,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Ms. Liliana C. Dearth.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	45

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	98	None

46	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 79 Chairman of the Board (2010)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	98	None

John H. Dobkin, # 70 (2010)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001- 2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	98	None

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	47

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2010)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is director of two other registered investment companies (and Chairman of one of them).	98	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2010)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	98	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

48	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2010)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	98	None

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	49

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	98	None

50	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2010)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc.(semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	98	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2010)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	98	None

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	51

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

52	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Liliana C. Dearth 43	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS,** with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	53

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Discovery Equity Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

54	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (October 2010 inception) was not profitable to it in 2010 or 2011.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	55

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-U.S. Small and Mid-Cap (SMID) Index (the “Index”), in each case for the 1-year period ended February 29, 2012 and (in the case of comparisons with the Index) the since inception period (October 2010 inception). The directors noted that the Portfolio was 2nd out of 3 of the Performance Group and in the 3rd quintile of the Performance Universe for the 1-year period. The directors noted the small number of other funds in the Performance Group. The Portfolio outperformed the Index in the 1-year period and lagged it in the since inception period. The directors noted that all reference points showed negative results in the 1-year period. The directors also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper International Small/Mid Cap Growth Funds Average and the Index. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of

56	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the Portfolio’s institutional fee schedule’s starting fee rate was the same as the Portfolio’s starting fee rate, but had more breakpoints starting at lower asset levels. Applying the institutional fee schedule to the level of assets of the Portfolio would result in the same fee rate as that being paid by the Portfolio, prior to taking account of the administrative expense reimbursement to the Adviser. The directors noted that the Adviser had waived reimbursement of the administrative expenses. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Portfolio’s Expense Group to include peers that had a similar (but not the same) Lipper investment objective/classification. The Portfolio’s Expense Universe had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	57

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 100 basis points was higher than the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 0.58% had been waived by the Adviser. The directors noted that the Portfolio’s total expense ratio, which reflected an expense limitation agreement between the Adviser and the Portfolio, was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s very small asset base of less than $10 million significantly impacted the Portfolio’s expense ratio. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

58	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund (the “Fund”), in respect of AllianceBernstein International Discovery Equity Portfolio (the “Portfolio”)2. prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The information in the fee evaluation was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	59

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	$8.9	International Discovery Equity Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $47,500 (0.58% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s total expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser three years after the Portfolio commenced operations. Also, set forth below are the gross expense ratios of the Portfolio for the most recent semi-annual period:4

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (12/31/11)[5]		Fiscal Year End
International Discovery Equity Portfolio	Advisor Class A Class C Class R Class K Class I	1.25 1.55 2.25 1.75 1.50 1.25	% % % % % %	8.76 9.08 9.76 7.84 7.56 7.31	% % % % % %	June 30

3	Jones v. Harris at 1427.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

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I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	61

advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:7

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Discovery Equity Portfolio	$8.9	International SMID Cap Growth 100 bp on 1st $25 million 85 bp on next $25 million 75 bp on next $50 million 65 bp on next the balance Minimum account size: $25m	1.000%	1.000%

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds. The Portfolio’s original EG had an insufficient

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

62	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
International Discovery Equity Portfolio[12]	1.000	0.952	8/12

Because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.13 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EG. The Portfolio’s total expense ratio rankings are also shown.

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Discovery Equity Portfolio[15]	1.550	1.530	8/12	1.504	38/60

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

12	The Portfolio’s EG includes the Portfolio, two other International Small/Mid Cap Growth Funds (“ISMG”), three International Multi-Cap Value Funds (“IMLV”) and six International Multi-Cap Core Funds (“IMLC”).

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

15	The Portfolio’s EU includes the Portfolio, EG and all other ISMG, IMLV and IMLC, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	63

The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar years 2011 and 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $8, $516 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an

64	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $8,964 in fees from the Portfolio.16

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. Due to lower average balances and interest rates during the Portfolio’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	65

and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

19	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

66	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

The information prepared by Lipper shows the 1 year performance return and rankings21 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the period ended February 29, 2012.23

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-5.01	-5.01	-4.63	2/3	11/20

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratios (“Sharpe Ratio”) information are also shown.26

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
International Discovery Equity Portfolio	-5.01	-0.90	23.95	-0.09	1
MSCI ACWI SMID Ex US	-6.64	0.19	-0.21	0.32	1
Inception Date: October 26, 2010

21	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance return of the Portfolio was provided by Lipper.

22	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	67

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

68	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	69

AllianceBernstein Family of Funds

NOTES

70	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	71

NOTES

72	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	73

NOTES

74	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	75

NOTES

76	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IDE-0151-0612

ANNUAL REPORT

AllianceBernstein International Focus 40 Portfolio

June 30, 2012

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 22, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Focus 40 Portfolio (the “Fund”), for the period since the Fund’s inception through June 30, 2012. The Fund commenced operations on July 6, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund pursues its objective by investing primarily in a focused portfolio of 30-50 equity securities of non-U.S. companies. Although the Fund intends to invest substantially all of its assets in non-U.S. issuers under normal circumstances, the Fund may at times invest in U.S. issuers, particularly U.S. issuers whose growth prospects depend, in the view of AllianceBernstein L.P. (the “Adviser”), on non-U.S. factors. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not-deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

In choosing investments, the Fund pursues an opportunistic investment strategy and is unconstrained by considerations of capitalization range, industry sector or country. The Fund may invest in any company in any type of industry (including real-estate related issuers) and in any type of equity security, listed or unlisted, with the potential for capital appreciation. The Fund may use derivatives, such as options, futures and forwards, to gain exposure to certain non-U.S. markets or to hedge its positions. The Fund may also invest in depositary receipts, rights and warrants, synthetic foreign equity securities, such as various types of warrants used internationally that entitle a holder to buy or sell underlying securities, and convertible securities.

The Fund invests in both developed and emerging market countries.

The Fund may invest in established companies, but also in new and less-seasoned companies. The Fund’s investments in companies with smaller capitalizations may offer more reward but may also entail greater risk than is generally true of larger, more established companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Fund’s securities positions when it finds the currency exposure unattractive. The Adviser may also decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	1

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase return by using the cash made available by derivative instruments to make other investments in accordance with its investment objective. The Fund is non-diversified, meaning that it may invest more of its assets in a smaller number of issuers.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Index ex-U.S. (net), since the Fund’s inception on July 6, 2011 through June 30, 2012.

For the period since inception through June 30, 2012, the Fund declined in absolute terms and underperformed its benchmark, before sales charges. Detracting from returns was stock selection in the materials and consumer staples sectors, and an underweight in the healthcare sector. Security selection in the technology and consumer discretionary sectors contributed to returns, as did an underweight in the materials sector.

For the six-month period ended June 30, 2012, the Fund outperformed its benchmark, before sales charges. Stock selection in the energy, information technology and industrials sectors contributed to the outperformance over the period as well as underweight positions to the financial sector and materials. Detracting from performance was the Fund’s allocation to consumer staples and healthcare. Even though the market remains irrational and highly volatile, owning good quality companies with stable earnings growth and high return on invested capital is beginning to pay off, and shows in the relative performance of the Fund’s six-month performance.

The Fund’s derivatives exposure, which includes short positions in stocks the portfolio management team (the “Team”) believes are overvalued or where business models have been permanently broken, added value during both periods. In particular, equity swaps contributed, which were used for both hedging and investment purposes and written options contributed, which were used for hedging purposes. Currency exchange contracts were used for hedging and investment purposes, and these detracted from performance, as did purchased options, which were used for investment purposes.

Market Review and Investment Strategy

Over the course of the first half of 2012, global markets remained very volatile. Markets responded favorably to the long-term refinancing operation announcement in Europe and optimism around global economic growth during the first quarter. However, during the second quarter, the tension around the European crisis accelerated again combined with the slowdown in China and other emerging markets.

2	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

The outlook for the market remains highly dependent on the outcome of the European sovereign debt crisis. Lack of coordinated political action in Europe is creating fundamental risk for the European economies. Europe may go through a period of multi-year recession if the debt crisis is not resolved. China and the rest of the emerging markets have slowed during the course of the first half of 2012 but have continued to grow at much higher growth rates than the developed markets. Central banks in the major emerging market countries have been conducting easing monetary policy which should start positively affecting their respective economies starting in the second half of 2012. Even though the markets are likely to continue to stay volatile, the Team believes that fundamentals will prevail and companies with strong fundamentals should outperform.

The Team continues to favor exposure to emerging markets countries, where population growth, urbanization and rising income levels support consumption and investment growth for years to come. Structural factors of emerging markets combined with easing monetary policy should be the inflection point in the relative performance of the emerging markets.

The Fund is positioned away from the risks of heavy austerity in Europe, deleveraging or any other ripple effects stemming from the European debt crisis. The Team will continue to use derivatives to reduce macro and currency risks.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI AC World Index ex-U.S. (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Index ex-U.S. net; (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because these markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s shares.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2012	NAV Returns
	6 Months	Since Inception*
AllianceBernstein International Focus 40 Portfolio
Class A	4.00%	-16.80%

Class C	3.64%	-17.40%

Advisor Class†	4.24%	-16.50%

Class R†	3.90%	-17.03%

Class K†	4.03%	-16.84%

Class I†	4.15%	-16.54%

MSCI AC World Index ex-U.S. (net)	2.77%	-14.97%

*    Inception date: 7/6/2011.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/6/11* TO 6/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Focus 40 Portfolio (from 7/6/11* to 6/30/12) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 7/6/2011.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AS OF JUNE 30, 2012 (UNANNUALIZED)
	NAV Returns	SEC Returns

Class A Shares
Six Months	4.00%	-0.48%
Since Inception*	-16.80%	-20.31%

Class C Shares
Six Months	3.64%	2.64%
Since Inception*	-17.40%	-18.23%

Advisor Class Shares†
Six Months	4.24%	4.24%
Since Inception*	-16.50%	-16.50%

Class R Shares†
Six Months	3.90%	3.90%
Since Inception*	-17.03%	-17.03%

Class K Shares†
Six Months	4.03%	4.03%
Since Inception*	-16.84%	-16.84%

Class I Shares†
Six Months	4.15%	4.15%
Since Inception*	-16.54%	-16.54%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 2.20%, 2.92%, 1.90%, 2.57%, 2.26% and 1.93% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through June 30, 2014. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on estimates.

*	Inception date: 7/6/2011.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC RETURNS (UNANNUALIZED) (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns

Class A Shares
Six Months	-0.48%
Since Inception*	-20.31%

Class C Shares
Six Months	2.64%
Since Inception*	-18.23%

Advisor Class Shares†
Six Months	4.24%
Since Inception*	-16.50%

Class R Shares†
Six Months	3.90%
Since Inception*	-17.03%

Class K Shares†
Six Months	4.03%
Since Inception*	-16.84%

Class I Shares†
Six Months	4.15%
Since Inception*	-16.54%

*	Inception date: 7/6/2011.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker- dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,040.00	$7.86	1.55%
Hypothetical**	$1,000	$1,017.16	$7.77	1.55%
Class C
Actual	$1,000	$1,036.40	$11.39	2.25%
Hypothetical**	$1,000	$1,013.67	$11.27	2.25%
Advisor Class
Actual	$1,000	$1,042.40	$6.35	1.25%
Hypothetical**	$1,000	$1,018.65	$6.27	1.25%
Class R
Actual	$1,000	$1,039.00	$8.87	1.75%
Hypothetical**	$1,000	$1,016.16	$8.77	1.75%
Class K
Actual	$1,000	$1,040.30	$7.61	1.50%
Hypothetical**	$1,000	$1,017.40	$7.52	1.50%
Class I
Actual	$1,000	$1,041.50	$6.34	1.25%
Hypothetical**	$1,000	$1,018.65	$6.27	1.25%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

June 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3.3

*	All data are as of June 30, 2012. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.2% or less in the following countries: Canada, Germany, Spain and Sri Lanka.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Samsung Electronics Co., Ltd. (Preference Shares)	$161,077	4.9%
British American Tobacco PLC	121,253	3.7
Admiral Group PLC	120,823	3.7
AIA Group Ltd.	113,984	3.5
Capita PLC	111,490	3.4
Hang Lung Properties Ltd.	109,460	3.3
Estacio Participacoes SA	108,887	3.3
Baidu, Inc. (Sponsored ADR)	104,977	3.2
Intertek Group PLC	103,902	3.2
Olam International Ltd.	102,833	3.2
	$1,158,686	35.4%

*	Long-term investments.

12	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 89.4%
Financials – 20.2%
Capital Markets – 2.8%
UBS AG(a)	7,686	$89,943

Commercial Banks – 4.9%
Banco Santander Brasil SA/Brazil (ADR)	7,420	57,505
Banco Santander SA	5,260	34,796
BNP Paribas SA	28	1,041
HSBC Holdings PLC	7,510	66,177

		159,519

Diversified Financial Services – 2.0%
IG Group Holdings PLC	8,870	66,668

Insurance – 7.2%
Admiral Group PLC(b)	6,477	120,823
AIA Group Ltd.	33,000	113,984

		234,807

Real Estate Management & Development – 3.3%
Hang Lung Properties Ltd.	32,000	109,460

		660,397

Consumer Discretionary – 18.7%
Distributors – 2.0%
Li & Fung Ltd.	34,000	65,744

Diversified Consumer Services – 3.3%
Estacio Participacoes SA	9,000	108,887

Hotels, Restaurants & Leisure – 2.0%
Ajisen China Holdings Ltd.(b)	7,000	4,889
Sands China Ltd.	19,200	61,767

		66,656

Household Durables – 1.9%
MRV Engenharia e Participacoes SA	13,000	60,194

Media – 2.4%
Focus Media Holding Ltd. (ADR)(b)	3,380	79,363

Multiline Retail – 2.2%
Golden Eagle Retail Group Ltd.(b)	35,000	72,051

Specialty Retail – 3.5%
Belle International Holdings Ltd.	31,000	53,189
Yamada Denki Co., Ltd.	1,200	61,438

		114,627

Textiles, Apparel & Luxury Goods – 1.4%
Trinity Ltd.	72,000	45,610

		613,132

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 16.3%
Computers & Peripherals – 2.6%
Apple, Inc.(a)	145	$84,680

Internet Software & Services – 8.8%
Baidu, Inc. (Sponsored ADR)(a)	913	104,977
Google, Inc. – Class A(a)	165	95,711
Telecity Group PLC(a)	6,879	86,697

		287,385

Semiconductors & Semiconductor Equipment – 4.9%
Samsung Electronics Co., Ltd. (Preference Shares)	244	161,077

		533,142

Industrials – 15.2%
Air Freight & Logistics – 1.8%
Kuehne & Nagel International AG	570	60,388

Commercial Services & Supplies – 1.9%
Serco Group PLC	7,580	63,657

Industrial Conglomerates – 2.8%
Keppel Corp., Ltd.	11,000	90,118

Professional Services – 6.6%
Capita PLC	10,850	111,490
Intertek Group PLC	2,480	103,902

		215,392

Road & Rail – 2.1%
Globaltrans Investment PLC (Sponsored GDR)(c)	2,220	39,960
Localiza Rent a Car SA	1,800	27,199

		67,159

		496,714

Consumer Staples – 10.3%
Food & Staples Retailing – 5.1%
Jeronimo Martins SGPS SA	3,880	65,598
Olam International Ltd.(b)	71,000	102,833

		168,431

Tobacco – 5.2%
British American Tobacco PLC(d)	2,385	121,253
KT&G Corp.	675	47,854

		169,107

		337,538

Energy – 4.8%
Energy Equipment & Services – 2.3%
Technip SA	720	75,035

14	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 2.5%
BG Group PLC	2,080	$42,581
Suncor Energy, Inc.(d)	1,380	39,951

		82,532

		157,567

Health Care – 1.6%
Life Sciences Tools & Services – 1.6%
Eurofins Scientific	410	50,915

Materials – 1.3%
Chemicals – 1.3%
Filtrona PLC	5,570	41,780

Utilities – 1.0%
Independent Power Producers & Energy Traders – 1.0%
APR Energy PLC	3,110	33,121

Total Common Stocks (cost $3,022,010)		2,924,306

WARRANTS – 8.2%
Financials – 5.4%
Consumer Finance – 2.8%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 2/21/17(a)	10,450	25,526
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(c)	7,010	66,804

		92,330

Thrifts & Mortgage Finance – 2.6%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(c)	7,270	85,352

		177,682

Industrials – 1.2%
Industrial Conglomerates – 1.2%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	28,130	38,403

Information Technology – 1.6%
IT Services – 1.6%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	2,360	54,208

Total Warrants (cost $329,621)		270,293

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	15

Portfolio of Investments

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED - PUTS – 1.3%
Options on Equity Indices – 1.0%
DJ STOXX MID 200 Index Expiration: Dec 2012, Exercise Price: $ 230.00(a)	1,007	$14,783
STOXX Europe Mid 200 Index Expiration: Dec 2012, Exercise Price: $ 230.00(a)	1,280	18,790

		33,573

Options on Equities – 0.3%
Apple, Inc. Expiration: Jan 2013, Exercise Price: $ 500.00(a)(e)	2	4,925
Google, Inc. Expiration: Jan 2013, Exercise Price: $ 485.00(a)(e)	2	3,140

		8,065

Total Options Purchased – Puts (cost $49,756)		41,638

	Shares
SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.14%(f) (cost $19,332)	19,332	19,332

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $3,420,719)		3,255,569

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 9.6%
Investment Companies – 9.6%
AllianceBernstein Exchange Reserves – Class I, 0.20%(f) (cost $312,660)	312,660	312,660

Total Investments – 109.1% (cost $3,733,379)		3,568,229
Other assets less liabilities – (9.1)%		(297,592)

Net Assets – 100.0%		$3,270,637

16	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
HSBC BankUSA:
Japanese Yen settling 9/14/12	12,739	$160,415	$159,527	$(888)
State Street Bank & Trust Co.:
Canadian Dollar settling 9/14/12	117	114,811	114,735	(76)
Japanese Yen settling 9/14/12	5,870	74,822	73,508	(1,314)
Norwegian Krone settling 9/14/12	123	20,326	20,623	297
Singapore Dollar settling 9/14/12	88	68,839	69,474	635
Swiss Franc settling 9/14/12	27	28,124	28,499	375

Sale Contracts
HSBC BankUSA:
Brazilian Real settling 9/14/12	62	30,679	30,459	220
State Street Bank & Trust Co.:
Canadian Dollar settling 9/14/12	57	55,119	55,896	(777)
Euro settling 9/14/12	28	35,658	35,458	200
Great British Pound settling 9/14/12	128	198,190	200,429	(2,239)
Hong Kong Dollar settling 9/14/12	776	100,034	100,050	(16)
Indian Rupee settling 9/14/12	5,275	91,974	93,102	(1,128)

				$(4,711)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
Apple, Inc.(e)	2	$680.00	January 2013	$(3,975)
Google, Inc.(e)	2	675.00	January 2013	(2,760)

(premium received $7,516)				$(6,735)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
Apple, Inc.(e)	2	$400.00	January 2013	$(1,375)
DJ STOXX MID 200 Index	1,007	190.00	December 2012	(4,460)
Google, Inc.(e)	2	400.00	January 2013	(950)
STOXX Europe Mid 200 Index	1,280	190.00	December 2012	(5,670)

(premium received $14,117)				$(12,455)

TOTAL RETURN SWAP CONTRACTS ON EQUITIES (see Note D)

Receive/ Pay Total Return on Reference Equities	Equities	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Equities
Receive	Apple, Inc.	30	0.52%	$17	8/2/12	Morgan Stanley & Co. International PLC	$293

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	17

Portfolio of Investments

Receive/ Pay Total Return on Reference Equities	Equities	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Apple, Inc.	29	0.52%	$17	8/15/12	Morgan Stanley & Co. International PLC	$284
Receive	Apple, Inc.	35	0.52%	20	8/15/12	Morgan Stanley & Co. International PLC	342
Receive	Apple, Inc.	36	0.52%	21	8/15/12	Morgan Stanley & Co. International PLC	352
Receive	Apple, Inc.	55	0.52%	32	8/15/12	Morgan Stanley & Co. International PLC	538
Receive	Baidu, Inc.	140	1.00%	15	8/15/12	Morgan Stanley & Co. International PLC	631
Receive	Baidu, Inc.	64	0.52%	8	8/15/12	Morgan Stanley & Co. International PLC	(283)
Receive	Baidu, Inc.	80	0.52%	10	8/15/12	Morgan Stanley & Co. International PLC	(353)
Receive	Baidu, Inc.	90	0.52%	11	8/15/12	Morgan Stanley & Co. International PLC	(398)
Receive	BG Group	436	0.94%	5	2/15/14	Credit Suisse Securities (Europe) Limited	407
Receive	BG Group	580	0.94%	7	2/15/14	Credit Suisse Securities (Europe) Limited	542
Receive	BG Group	831	0.94%	10	2/15/14	Credit Suisse Securities (Europe) Limited	776
Receive	BG Group	560	0.94%	7	3/15/14	Credit Suisse Securities (Europe) Limited	523

18	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Portfolio of Investments

Receive/ Pay Total Return on Reference Equities	Equities	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	BG Group	350	0.94%	$4	2/15/17	Credit Suisse Securities (Europe) Limited	$327
Receive	Google, Inc	33	0.52%	19	8/15/12	Morgan Stanley & Co. International PLC	511
Receive	Google, Inc	53	0.52%	30	8/15/12	Morgan Stanley & Co. International PLC	820
Receive	Google, Inc.	26	0.52%	15	8/15/12	Morgan Stanley & Co. International PLC	402
Receive	Google, Inc.	11	0.52%	6	8/23/12	Morgan Stanley & Co. International PLC	170
Receive	Google, Inc.	35	0.52%	20	8/23/12	Morgan Stanley & Co. International PLC	542
Receive	Suncor Energy Inc.	450	0.59%	13	8/15/12	Morgan Stanley & Co. International PLC	245
Receive	Suncor Energy Inc.	960	0.59%	27	8/15/12	Morgan Stanley & Co. International PLC	523

Pay Total Return on Equities
Pay	CA Technologies	1,140	0.08%	17	2/15/14	Credit Suisse Securities (Europe) Limited	(79)
Pay	CA Technologies	917	0.08%	13	2/15/14	Credit Suisse Securities (Europe) Limited	(66)
Pay	CA Technologies	680	0.08%	10	2/15/17	Credit Suisse Securities (Europe) Limited	(48)
Pay	CA Technologies	880	0.68%	13	2/15/14	Credit Suisse Securities (Europe) Limited	(58)

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	19

Portfolio of Investments

Receive/ Pay Total Return on Reference Equities	Equities	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	Carnival Corp.	937	0.17%	$33	8/15/12	Morgan Stanley & Co. International PLC	$452
Pay	Facebook, Inc.	1,140	0.17%	34	8/15/12	Morgan Stanley & Co. International PLC	(1,463)
Pay	Linkedin Corp.	60	0.16%	6	8/15/12	Morgan Stanley & Co. International PLC	(257)
Pay	Linkedin Corp.	170	0.17%	17	8/15/12	Morgan Stanley & Co. International PLC	(726)
Pay	Linkedin Corp.	160	0.17%	16	8/15/12	Morgan Stanley & Co. International PLC	(683)
Pay	Linkedin Corp.	80	0.17%	8	8/15/12	Morgan Stanley & Co. International PLC	(342)
Pay	Netflix, Inc.	220	0.17%	14	8/15/12	Morgan Stanley & Co. International PLC	(590)
Pay	Netflix, Inc.	210	0.17%	14	8/15/12	Morgan Stanley & Co. International PLC	(564)
Pay	Netflix, Inc.	180	0.17%	12	8/15/12	Morgan Stanley & Co. International PLC	(485)
Pay	Netflix, Inc.	170	0.17%	11	8/15/12	Morgan Stanley & Co. International PLC	(456)
Pay	Netflix, Inc.	160	0.17%	11	8/15/12	Morgan Stanley & Co. International PLC	(431)
Pay	Netflix, Inc.	140	0.17%	9	8/15/12	Morgan Stanley & Co. International PLC	(377)

20	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Portfolio of Investments

Receive/ Pay Total Return on Reference Equities	Equities	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	Netflix, Inc.	105	0.24%	$7	2/13/14	Credit Suisse Securities (Europe) Limited	$(282)
Pay	Proctor & Gamble Co.	40	0.24%	3	2/13/14	Credit Suisse Securities (Europe) Limited	65
Pay	Proctor & Gamble Co.	260	0.24%	16	2/15/14	Credit Suisse Securities (Europe) Limited	424
Pay	Proctor & Gamble Co.	489	0.24%	31	2/15/17	Credit Suisse Securities (Europe) Limited	796
Pay	Salesforce.com, Inc.	100	0.17%	13	8/15/12	Morgan Stanley & Co. International PLC	(370)
Pay	Salesforce.com, Inc.	106	0.52%	14	8/15/12	Morgan Stanley & Co. International PLC	(390)
Pay	Telefonica SA	3,898	1.00%	38	2/15/14	Credit Suisse Securities (Europe) Limited	(3,092)
Pay	ZTE Corp.	17,200	0.03%	259	6/10/13	Morgan Stanley & Co. International PLC	197

							$(1,631)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the aggregate market value of these securities amounted to $192,116 or 5.9% of net assets.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $580.

(e)	One contract relates to 100 shares.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	21

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,401,387)	$3,236,237 (a)
Affiliated issuers (cost $331,992—including investment of cash collateral for securities loaned of $312,660)	331,992
Foreign currencies, at value (cost $5,968)	5,922
Receivable due from Adviser	97,093
Receivable for investment securities sold	25,630
Unrealized appreciation on total return swap contracts	10,162
Unamortized offering expense	4,635
Dividends and interest receivable	2,793
Receivable for terminated total return swap contracts	2,297
Unrealized appreciation of forward currency exchange contracts	1,727

Total assets	3,718,488

Liabilities
Options written, at value (premium received $21,633)	19,190
Payable for collateral received on securities loaned	312,660
Audit fee payable	32,234
Unrealized depreciation on total return swap contracts	11,793
Payable for investment securities purchased and foreign currency transactions	7,414
Unrealized depreciation of forward currency exchange contracts	6,438
Transfer Agent fee payable	192
Distribution fee payable	24
Accrued expenses	57,906

Total liabilities	447,851

Net Assets	$3,270,637

Composition of Net Assets
Capital stock, at par	$789
Additional paid-in capital	3,786,482
Accumulated net investment loss	(5,112)
Accumulated net realized loss on investment and foreign currency transactions	(342,278)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(169,244)

$3,270,637

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$39,934	4,801	$8.32	*

C	$8,261	1,000	$8.26

Advisor	$750,784	89,940	$8.35

R	$8,255	1,000.20	$8.25

K	$22,026	2,666	$8.26

I	$2,441,377	295,000	$8.28

(a)	Includes securities on loan with a value of $306,414 (see Note E).

*	The maximum offering price per share for Class A shares was $8.69 which reflects a sales charge of 4.25%.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period July 6, 2011(a) to June 30, 2012

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,679)	$58,513
Affiliated issuers	230
Securities lending income	1,008	$59,751

Expenses
Advisory fee (see Note B)	28,788
Distribution fee—Class A	90
Distribution fee—Class C	84
Distribution fee—Class R	42
Distribution fee—Class K	30
Transfer agency—Class A	2,086
Transfer agency—Class C	1,740
Transfer agency—Advisor Class	3,002
Transfer agency—Class R	5
Transfer agency—Class K	12
Transfer agency—Class I	693
Amortization of offering expenses	185,504
Custodian	151,762
Administrative	58,487
Registration fees	56,737
Audit	45,135
Legal	23,530
Printing	18,070
Directors’ fees	8,251
Miscellaneous	8,075

Total expenses	592,123
Less: expenses waived and reimbursed by the Adviser (see Note B)	(555,892)

Net expenses		36,231

Net investment income		23,520

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(352,765)
Swap contracts		51,084
Foreign currency transactions		(53,694)
Net change in unrealized appreciation/depreciation of:
Investments		(165,150)
Options written		2,443
Swap contracts		(1,631)
Foreign currency denominated assets and liabilities		(4,906)

Net loss on investment and foreign currency transactions		(524,619)

Net Decrease in Net Assets from Operations		$(501,099)

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	23

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

July 6, 2011(a) to June 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,520
Net realized loss on investment and foreign currency transactions	(355,375)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(169,244)

Net decrease in net assets from operations	(501,099)
Dividends to Shareholders from
Net investment income
Class R	(44)
Class K	(53)
Class I	(18,290)
Capital Stock Transactions
Net increase	3,790,123

Total increase	3,270,637
Net Assets
Beginning of period	– 0	–

End of period (including accumulated net investment loss of $(5,112))	$3,270,637

(a)	Commencement of operations.

See notes to financial statements.

24	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio and AllianceBernstein Dynamic All Market Fund (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global commenced operations on August 3, 2010. AllianceBernstein International Discovery Equity Portfolio commenced operations on October 26, 2010. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select U.S. Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Focus 40 Portfolio (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of June 30, 2012, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class C, Class R and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	25

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility

26	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2012:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$57,505		$602,892		$	– 0	–	$660,397
Consumer Discretionary	248,444		364,688			– 0	–	613,132
Information Technology	285,368		247,774			– 0	–	533,142
Industrials	67,159		429,555			– 0	–	496,714
Consumer Staples	47,854		289,684			– 0	–	337,538
Energy	39,951		117,616			– 0	–	157,567
Health Care	– 0	–	50,915			– 0	–	50,915
Materials	– 0	–	41,780			– 0	–	41,780
Utilities	33,121		– 0	–		– 0	–	33,121
Warrants	– 0	–	– 0	–		270,293		270,293
Options Purchased—Puts	– 0	–	41,638			– 0	–	41,638
Short-Term Investments	19,332		– 0	–		– 0	–	19,332

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	27

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	$312,660		$	– 0	–	$	– 0	–	$312,660

Total Investments in Securities	1,111,394			2,186,542	+		270,293		3,568,229
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–		1,727			– 0	–	1,727
Total Return Swap Contracts	– 0	–		10,162			– 0	–	10,162
Liabilities:
Forward Currency Exchange Contracts	– 0	–		(6,438)			– 0	–	(6,438)
Call Options Written	– 0	–		(6,735)			– 0	–	(6,735)
Put Options Written	– 0	–		(12,455)			– 0	–	(12,455)
Total Return Swap Contracts	– 0	–		(11,793)			– 0	–	(11,793)

Total^	$1,111,394			$2,161,010			$270,293		$3,542,697

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Warrants			Total
Balance as of 7/6/11(a)	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		(876)			(876)
Change in unrealized appreciation/depreciation		(59,328)			(59,328)
Purchases		335,939			335,939
Sales		(5,442)			(5,442)
Transfers into Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 6/30/12		$270,293			$270,293

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/12*		$(59,328)			$(59,328)

(a)	Commencement of operations.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

28	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at June 30, 2012:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 6/30/2012	Valuation Technique	Range
Warrants	$270,293	Broker Quotes	1.3652-22.9695

Warrants—The significant unobservable inputs used in the fair value measurement of the Fund’s Warrants can consist of broker quotes received from industry sources via third party vendor or directly from the source. These instruments are typically not quoted on a vendor pricing source.

The Adviser has established a Valuation Committee (the “Committee”) with responsibility for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under policies and procedures established by the Adviser and approved by the Company’s Board of Directors. The Committee’s responsibilities include, but not limited to the following: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regularly monitoring the Adviser’s pricing and valuation policies and modifying or enhancing those policies (or recommending the modification of these policies) as appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies on a day-to-day basis by the Pricing Group (the “Pricing Group”). The Pricing Group has established the pricing policies, which sets forth the mechanisms and processes to be employed by the Pricing Group on a daily basis to implement these policies. In particular, the pricing policies describe how to determine market quotations for securities. The Committee will periodically review the activities of the Pricing Group and its policies, and will consider revisions and enhancement to the pricing policies as appropriate. The Committee may also engage the services of third-party vendors who may offer services related to fair value pricing and liquidity determinations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	29

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

30	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $190,139 have been deferred and are being amortized on a straight line basis over a one year period starting from July 6, 2011 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until July 6, 2014. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before July 6, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before June 30, 2014, after which it may be terminated by either party. For the period ended June 30, 2012, such reimbursement amounted to $497,405. Such amount is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended June 30, 2012, the Adviser voluntarily agreed to waive such fees in the amount of $58,487.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $6,059 for the period ended June 30, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $-0-

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	31

Notes to Financial Statements

from the sale of Class A shares and received $149 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended June 30, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the period ended June 30, 2012 is as follows:

Market Value July 6, 2011(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$	– 0	–	$4,987	$4,968	$19	$	– 0	–*

(a)	Commencement of operations.

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended June 30, 2012 amounted to $8,757, of which $0 and $111, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $483, $526 and $2,872 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement,

32	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$6,457,024		$2,702,872
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, swap and written option transactions) are as follows:

Cost	$3,735,071

Gross unrealized appreciation	$156,925
Gross unrealized depreciation	(323,767)

Net unrealized depreciation	$(166,842)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	33

Notes to Financial Statements

from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the period ended June 30, 2012, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

34	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

During the period ended June 30, 2012, the Fund held purchased options for non-hedging purposes. During the period ended June 30, 2012, the Fund held written options for hedging purposes.

For the period ended June 30, 2012, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 07/06/11(a)	– 0	–	$	– 0	–
Options written	2,295			21,633
Options expired	– 0	–		– 0	–
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 06/30/12	2,295			$21,633

(a)	Commencement of operations.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	35

Notes to Financial Statements

assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the period ended June 30, 2012, the Fund held total return swap contracts for hedging and non-hedging purposes.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2012, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $25,532. If a trigger event had occurred at June 30, 2012, for those derivatives in a net liability position, an amount of $25,532 would be required to be posted by the Fund.

At June 30, 2012, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,727	Unrealized depreciation of forward currency exchange contracts	$6,438

Equity contracts	Unrealized appreciation on total return swap contracts	10,162	Unrealized depreciation on total return swap contracts	11,793

Equity contracts	Investments in securities, at value	41,638

Equity contracts			Options written, at value	19,190

Total		$53,527		$37,421

36	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the period ended June 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(27,533)		$(4,711)

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	51,084		(1,631)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(8,118)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	– 0	–	2,443

Total		$23,551		$(12,017)

For the period ended June 30, 2012, the average monthly principal amount of foreign currency exchange contracts was $1,472,940. For eleven months of the period, the average monthly notional amount of total return swaps was $373,524. For two months of the period, the average monthly cost of purchased options contracts was $33,374.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	37

Notes to Financial Statements

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Company’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2012, the Fund had securities on loan with a value of $306,414 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $312,660. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $1,008 and $140 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the period ended June 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the period ended June 30, 2012 is as follows:

Market Value July 6, 2011(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$	– 0	–	$1,542	$1,229	$313	$	– 0	–*

(a)	Commencement of operations.

*	Amount is less than $500.

38	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	July 6, 2011(a) to June 30, 2012	July 6, 2011(a) to June 30, 2012

Class A
Shares sold	8,896	$79,473

Shares redeemed	(4,095)	(37,237)

Net increase	4,801	$42,236

Class C
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Advisor Class
Shares sold	90,198	$754,989

Shares redeemed	(258)	(2,010)

Net increase	89,940	$752,979

Class R
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Class K
Shares sold	2,666	$24,902

Net increase	2,666	$24,902

Class I
Shares sold	295,000	$2,950,002

Net increase	295,000	$2,950,002

(a)	Commencement of operations.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	39

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

40	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as a part of the Facility on July 14, 2011. The Fund did not utilize the Facility during the year ended June 30, 2012.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the period ended June 30, 2012 were as follows:

2012
Distributions paid from:
Ordinary income	$18,387

Total distributions paid	$18,387

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(352,518	)(a)
Unrealized appreciation/(depreciation)	(165,103	)(b)

Total accumulated earnings/(deficit)	$(517,621	)(c)

(a)

On June 30, 2012, the Fund had a net capital loss carryforward of $115,784. At June 30, 2012, the Fund had a post-October short-term capital loss deferral of $224,802 and a qualified late-year ordinary loss deferral of $11,932. These losses are deemed to arise on July 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	41

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of June 30, 2012, the Fund had a net capital loss carryforward of $115,784 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$115,784	$– 0 –	No expiration

During the current fiscal year, permanent differences primarily due to the tax treatment of offering costs, foreign currency reclassifications, and the tax treatment of swap income resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

42	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
July 6, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03
Net realized and unrealized loss on investment and foreign currency transactions	(1.71)

Net decrease in net asset value from operations	(1.68)

Net asset value, end of period	$ 8.32

Total Return
Total investment return based on net asset value(d)	(16.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.55%
Expenses, before waivers/reimbursements(e)	27.22%
Net investment income(c)(e)	.41%
Portfolio turnover rate	93%

See footnote summary on page 48.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
July 6, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)
Net realized and unrealized loss on investment and foreign currency transactions	(1.72)

Net decrease in net asset value from operations	(1.74)

Net asset value, end of period	$ 8.26

Total Return
Total investment return based on net asset value(d)	(17.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.25%
Expenses, before waivers/reimbursements(e)	41.92%
Net investment loss(c)(e)	(.19)%
Portfolio turnover rate	93%

See footnote summary on page 48.

44	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
July 6, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07
Net realized and unrealized loss on investment and foreign currency transactions	(1.72)

Net decrease in net asset value from operations	(1.65)

Net asset value, end of period	$ 8.35

Total Return
Total investment return based on net asset value(d)	(16.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$751
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.25%
Expenses, before waivers/reimbursements(e)	20.96%
Net investment income(c)(e)	.88%
Portfolio turnover rate	93%

See footnote summary on page 48.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	45

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
July 6, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03
Net realized and unrealized loss on investment and foreign currency transactions	(1.74)

Net decrease in net asset value from operations	(1.71)

Less: Dividends
Dividends from net investment income	(.04)

Net asset value, end of period	$ 8.25

Total Return
Total investment return based on net asset value(d)	(17.03)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.75%
Expenses, before waivers/reimbursements(e)	20.89%
Net investment income(c)(e)	.31%
Portfolio turnover rate	93%

See footnote summary on page 48.

46	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
July 6, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07
Net realized and unrealized loss on investment and foreign currency transactions	(1.76)

Net decrease in net asset value from operations	(1.69)

Less: Dividends
Dividends from net investment income	(.05)

Net asset value, end of period	$ 8.26

Total Return
Total investment return based on net asset value(d)	(16.84)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.50%
Expenses, before waivers/reimbursements(e)	20.66%
Net investment income(c)(e)	.83%
Portfolio turnover rate	93%

See footnote summary on page 48.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
July 6, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07
Net realized and unrealized loss on investment and foreign currency transactions	(1.73)

Net decrease in net asset value from operations	(1.66)

Less: Dividends
Dividends from net investment income	(.06)

Net asset value, end of period	$ 8.28

Total Return
Total investment return based on net asset value(d)	(16.54)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,442
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.25%
Expenses, before waivers/reimbursements(e)	20.36%
Net investment income(c)(e)	.82%
Portfolio turnover rate	93%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

48	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors of AllianceBernstein Cap Fund, Inc. and Shareholders of AllianceBernstein International Focus 40 Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein International Focus 40 Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc.) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations, statement of changes in net assets and the financial highlights for the period July 6, 2011 (commencement of operations) to June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Focus 40 Portfolio of AllianceBernstein Cap Fund, Inc. at June 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period July 6, 2011 (commencement of operations) to June 30, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 28, 2012

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	49

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended June 30, 2012. For corporate shareholders, 20.48% of dividends paid qualify for the dividends received deduction.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended June 30, 2012, $1,472 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $51,911.

For the taxable period ended June 30, 2012, the Fund designates $22,281 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

50	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Laurent Saltiel(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company.
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Mr. Laurent Saltiel.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	51

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2011)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	98	None

52	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, ## 79 (2011)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	98	None

John H. Dobkin, # 70 (2011)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	98	None

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	53

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2011)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	98	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2011)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	98	Cirrus Logic Corporation (semi-conductors) and PLX Technology, (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

54	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2011)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	98	None

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	55

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2011)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	98	None

56	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2011)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	98	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2011)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He has served as director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	98	None

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	57

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

58	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Laurent Saltiel 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2010. Prior thereto, he had been associated with Janus Capital as an international portfolio manager since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke, 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	59

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P., (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein International Focus 40 Portfolio (the “Portfolio”).2

The Portfolio’s investment objective is long-term growth of capital. The Portfolio will pursue its investment objective by investing in a concentrated portfolio of non-U.S. equity securities.3 Under normal circumstances, the Portfolio will hold between 30 and 50 positions. Although the Portfolio intends to invest substantially all of its assets in non-U.S. issuers under normal circumstances, the Portfolio may at times invest in U.S. issuers, particularly U.S. issuers whose growth prospects depend on non-U.S. factors. The Portfolio’s investments in emerging markets may range between 0% and 50% of the Portfolio’s investment portfolio. In choosing investments, the Portfolio will pursue an opportunistic strategy and will not be constrained by considerations of capitalization range, industry sector or country. The Portfolio may also hold large individual positions. While international in scope, the Portfolio will not seek to obtain geographic or industry diversification. The Portfolio may utilize derivatives, including futures and forwards, to hedge market risk or currency exposure, or to obtain market or currency exposure, or to adjust market or currency exposure.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the

1	It should be noted that the information in the fee summary was completed on February 24, 2011 and presented to the Board of Directors on March 9, 2011. Subsequent to March 9, 2011, as a result of negotiations conducted between the Board of Directors and the Adviser, a supplemental memo, dated March 10, 2011, was provided to the Board on March 16, 2011 to reflect changes made to the proposed advisory fee schedule and the extension of the effective period of the expense caps.

2	Future references to the various Fund/Portfolio do not include “AllianceBernstein.”

3	In addition to common and preferred stock, equity securities may include convertible securities, warrants and derivatives related to equity securities.

60	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

proposed approval of the initial Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (1210). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below.

Category	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
Other	100 bp on 1st $2.5 billion 90 bp on next $2.5 billion 85 bp on the balance	International Focus 40 Portfolio

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	61

As a result of negotiations conducted between the Board of Directors and the Adviser during the March 9, 2011 meeting, the proposed advisory fee schedule was amended as follows:

Category	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
Other	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	International Focus 40 Portfolio

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

Under the Portfolio’s Expense Limitation Agreement, the Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser three years after the Portfolio commences operations.4 Also set forth below are the Portfolio’s estimated gross expense ratios based on an initial estimate of the Portfolio’s net assets at $100 million.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio	Fiscal Year End
International Focus 40 Portfolio	Advisor	1.25%	1.60%	July 31
	Class A	1.55%	1.90%
	Class C	2.25%	2.60%
	Class R	1.75%	2.10%
	Class K	1.50%	1.85%
	Class I	1.25%	1.60%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer

4	Initially, the Adviser had proposed to set expense caps for the Portfolio for one year after the Portfolio commences operations.

62	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have a similar investment style as the Portfolio5. Although the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio, the Adviser does manage other investment mandates for institutional clients that invest in international growth/emerging markets equities and their advisory fee schedules are set forth in the

5	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	63

table below. Also set forth are what would have been the effective advisory fees of the Portfolio, had the institutional advisory fee schedules been applicable to the Portfolio based on an initial estimate of its net assets at $100 million:

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Portfolio Adv. Fee
International Focus 40 Portfolio	$100.0	International SMID Cap Growth 100 bp on 1st $25 million 85 bp on next $25 million 75 bp on next $50 million 65 bp on the balance Minimum Account Size: $25m	0.838%	1.000%

	$100.0	International Research Growth AC 85 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on the balance Minimum Account Size: $25m	0.650%	1.000%

	$100.0	International Large Cap Growth AC 85 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on the balance Minimum Account Size: $25m	0.650%	1.000%

	$100.0	Emerging Markets Growth 100 bp on 1st $25 million 90 bp on next $25 million 75 bp on the balance Minimum Account Size: $25m	0.850%	1.000%

The Adviser manages International Discovery Equity Portfolio and AllianceBernstein International Growth Fund, Inc. (“International Growth Fund, Inc.”), retail mutual funds that have a somewhat similar investment style as the Portfolio. Set forth in the table below are the advisory fee schedules of International Discovery Equity Portfolio and International Growth Fund, Inc.,6 the Portfolio’s effective advisory fee and what would have been the effective

6	The advisory fee schedule of International Growth Fund, Inc. was affected by the settlement between the Adviser and the NYAG. The NYAG related master fee schedule, implemented in January 2004, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule.

64	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

advisory fees of the Portfolio had the advisory fee schedules of the retail mutual funds been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	AllianceBernstein Mutual Funds (“ABMF”)	Fee Schedule	ABMF Advisory Fee	Portfolio Advisory Fee
International Focus 40 Portfolio	International Discovery Equity Portfolio	1.00% on first $1.0 billion 0.95% on next $1.0 billion 0.90% on next $1.0 billion 0.85% on the balance	1.000%	1.000%

	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	1.000%

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. AVPS—International Growth Portfolio has a somewhat similar investment style as the anticipated Portfolio and its advisory fee schedule is set forth in the table below.7 Also shown are the Portfolio’s effective advisory fee and what would have been the effective advisory fees of the Portfolio had the advisory fee schedules of the AVPS portfolio been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Advisory Fee	Portfolio Advisory Fee
International Focus 40 Portfolio	AVPS – International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	1.000%

The Adviser manages the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”), an open-end management investment company. Tax-Managed International Portfolio and International Portfolio of the SCB Fund have a somewhat similar investment style as the Portfolio and their advisory fee schedules are set forth below. Emerging Markets Portfolio of the SCB Fund, which invests primarily in emerging markets growth and value securities, is also set forth below. Also presented are Portfolio’s effective advisory fees and what would have been the

7	The advisory fee schedule of the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	65

effective advisory fee of the Portfolio had the SCB Fund fee schedules been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Advisory Fee	Portfolio Advisory Fee
International Focus 40 Portfolio	Tax-Managed International Portfolio	92.5 bp on 1st $1 billion 85 bp on next $3 billion 80 bp on next $2 billion 75 bp on next $2 billion 65 bp on next $2 billion 60 bp thereafter	0.925%	1.000%

	International Portfolio	92.5 bp on 1st $1 billion 85 bp on next $3 billion 80 bp on next $2 billion 75 bp on next $2 billion 65 bp thereafter	0.925%	1.000%

	Emerging Markets Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp thereafter	1.175%	1.000%

The Adviser provides emerging markets sub-advisory investment services to an investment company managed by another fund family. The Adviser charges the fees set forth below for such sub-advisory relationship. Also shown are the Portfolio’s advisory fee and the effective management fees of the sub-advisory relationship based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Focus 40 Portfolio	Client # 1	AB Emerging Markets Growth Service – If account size is less than $65 million: 90 bp – If account size is greater than or equal to $65 million: 75 bp	0.750	1.000

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the

66	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the proposed fee charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers8. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the estimated asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s original EG to include peers that have the same expense structure as that of the Portfolio but not the same in the same or similar Lipper investment objective/classification.11

8	As previously mentioned, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

11	Except for asset (size) comparability, Lipper uses the same EG criteria for selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	67

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
International Focus 40 Portfolio	1.000	1.000	5/14

Set forth below is a comparison of the Portfolio’s total expense ratios and the medians of the Portfolio’s EGs and EUs. The Portfolio’s total expense ratio rankings are also shown in the table below.

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Focus 40 Portfolio	1.550	1.583	6/14	1.526	18/29

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser will utilize two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services to be provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates will have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio.

The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

13	Total expense ratio information pertains to the Portfolio’s Class A shares.

68	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates will provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, will be the Portfolio’s principal underwriter. ABI and the Adviser will disclose in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolio will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	69

Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $482 billion as of January 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

14	The Deli study was originally published in 2002 based on 1997 data.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

70	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

CONCLUSION:

Based on the factors discussed above and the negotiations between the Directors and the Adviser, the Senior Officer’s conclusion is that the revised advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: April 1, 2011

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	71

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

72	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	73

NOTES

74	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	75

NOTES

76	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IF40-0151-0612

ANNUAL REPORT

AllianceBernstein Select US Equity Portfolio

June 30, 2012

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 22, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Select US Equity Portfolio (the “Fund”) for the period since the Fund’s inception, December 8, 2011, through June 30, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies. For purposes of this requirement, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks. AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility.

The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund. The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large and medium market capitalizations, but it may also invest in securities of small-capitalization companies. The Adviser anticipates that the Fund’s portfolio normally will include between 25-75 companies. The Fund may invest in non-U.S. companies, but will limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	1

(“S&P”) 500 Index. For the six-month period ended June 30, 2012, and from its inception on December 8, 2011 through June 30, 2012, the Fund underperformed its benchmark, before sales charges.

During the six-month period ended June 30, 2012, security selection detracted, but sector selection helped offset some of the underperformance. Stock selection in the cyclicals sector— consumer discretionary, industrials and materials—detracted most. An underweight in the energy sector, as well as overweights in consumer discretionary and telecom, benefitted performance.

The Fund utilized derivatives, including total return swaps for non-hedging purposes, which detracted from performance for both periods; and purchased options for hedging purposes, which also detracted from performance for both periods. The Fund did not utilize leverage.

Market Review and Investment Strategy

The beginning of the six-month period ended June 30, 2012 saw a bull market, with corrections driven by investors’ concerns about economic growth. The investment community was watching three factors that combined to cause a pullback: the European sovereign debt and bank crisis, the slowdown in China, and the potential “fiscal cliff” in the U.S. Most recently, the second quarter of 2012 was challenging and volatile. Concerns over a euro-area breakup continued to loom and affected regions globally. From the April peak to the early June trough, the benchmark declined 9.94%. The underlying damage to equities during the same period, as measured by the Value Line Arithmetic Index, was greater. The S&P 500 ended the six-month period up 9.49%.

The Select US Equity Portfolio Management Team (the “Team”) takes a shorter-term view as it adjusts the Fund’s exposures to navigate changing market environments. Repositioning of the Fund in response to extreme market volatility during the period contributed, in part, to the Fund’s high portfolio turnover rate. The Team applies a non-dogmatic approach: positions and strategies that are not behaving as expected are quickly adjusted as needed. This dynamic process is rooted in the Team’s disciplined fundamental analysis of stocks. The Team optimizes the Fund’s structure using macro insights.

2	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2012	NAV Returns
	6 Months	Since Inception*
AllianceBernstein Select US Equity Portfolio

Class A	8.69%	11.30%

Class C	8.30%	10.90%

Advisor Class†	8.78%	11.50%

Class R†	8.44%	11.12%

Class K†	8.64%	11.33%

Class I†	8.83%	11.56%

S&P 500 Index	9.49%	11.69%

* Inception date: 12/08/2011.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/08/11* TO 6/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Select US Equity Portfolio (from 12/08/11 to 6/30/12) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/08/2011.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AS OF JUNE 30, 2012 (UNANNUALIZED)
	NAV Returns	SEC Returns

Class A Shares
Six Months	8.69%	4.12%
Since Inception*	11.30%	6.61%

Class C Shares
Six Months	8.30%	7.30%
Since Inception*	10.90%	9.90%

Advisor Class Shares†
Six Months	8.78%	8.78%
Since Inception*	11.50%	11.50%

Class R Shares†
Six Months	8.44%	8.44%
Since Inception*	11.12%	11.12%

Class K Shares†
Six Months	8.64%	8.64%
Since Inception*	11.33%	11.33%

Class I Shares†
Six Months	8.83%	8.83%
Since Inception*	11.56%	11.56%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.86%, 2.58%, 1.56%, 2.25%, 1.94% and 1.61% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 1.60%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 8, 2014. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on estimates.

†	These share classes are offered NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K, and Class I shares is listed below.

*	Inception date: 12/08/2011.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC RETURNS (UNANNUALIZED; WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns

Class A Shares
Six Months	4.12%
Since Inception*	6.61%

Class C Shares
Six Months	7.30%
Since Inception*	9.90%

Advisor Class Shares†
Six Months	8.78%
Since Inception*	11.50%

Class R Shares†
Six Months	8.44%
Since Inception*	11.12%

Class K Shares†
Six Months	8.64%
Since Inception*	11.33%

Class I Shares†
Six Months	8.83%
Since Inception*	11.56%

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K, and Class I shares is listed below.

*	Inception date: 12/08/2011.

See Disclosures, Risks and Note about Historical Performance on page 3.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,086.90	$8.30	1.60%
Hypothetical**	$1,000	$1,016.91	$8.02	1.60%
Class C
Actual	$1,000	$1,083.00	$11.91	2.30%
Hypothetical**	$1,000	$1,013.43	$11.51	2.30%
Advisor Class
Actual	$1,000	$1,087.80	$6.75	1.30%
Hypothetical**	$1,000	$1,018.40	$6.52	1.30%
Class R
Actual	$1,000	$1,084.40	$9.33	1.80%
Hypothetical**	$1,000	$1,015.91	$9.02	1.80%
Class K
Actual	$1,000	$1,086.40	$8.04	1.55%
Hypothetical**	$1,000	$1,017.16	$7.77	1.55%
Class I
Actual	$1,000	$1,088.30	$6.75	1.30%
Hypothetical**	$1,000	$1,018.40	$6.52	1.30%
*	Expenses are equal to the classes’ annualized expense ratios respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflected the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

June 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $19.2

TEN LARGEST HOLDINGS**

June 30, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Johnson & Johnson	$706,002	3.7%
US Bancorp	560,356	2.9
Apple, Inc.	548,960	2.9
Exxon Mobil Corp.	548,675	2.8
Pfizer, Inc.	537,303	2.8
Chevron Corp.	533,092	2.8
Berkshire Hathaway, Inc.	526,312	2.7
News Corp. – Class A	514,564	2.7
General Electric Co.	501,785	2.6
Time Warner, Inc.	485,831	2.5
	$5,462,880	28.4%

*	All data are as of June 30, 2012. The Fund’s sector type breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

June 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.9%
Consumer Discretionary – 17.5%
Hotels, Restaurants & Leisure – 0.7%
Starwood Hotels & Resorts Worldwide, Inc.	2,523	$133,820

Internet & Catalog Retail – 0.9%
priceline.com, Inc.(a)	278	184,737

Media – 12.7%
CBS Corp. – Class B	7,014	229,919
Comcast Corp. – Class A	13,539	432,842
Liberty Media Corp. – Liberty Capital(a)	1,981	174,150
News Corp. – Class A	23,085	514,564
Time Warner, Inc.	12,619	485,831
Viacom, Inc.	2,566	130,815
Walt Disney Co. (The)	9,664	468,704

		2,436,825

Multiline Retail – 0.6%
Kohl’s Corp.	2,538	115,454

Specialty Retail – 2.0%
Home Depot, Inc. (The)	7,245	383,912

Textiles, Apparel & Luxury Goods – 0.6%
PVH Corp.	1,393	108,361

		3,363,109

Consumer Staples – 15.4%
Beverages – 3.9%
Coca-Cola Co. (The)	4,680	365,929
PepsiCo, Inc.	5,487	387,712

		753,641

Food & Staples Retailing – 2.2%
Wal-Mart Stores, Inc.	6,024	419,993

Food Products – 5.7%
ConAgra Foods, Inc.	14,060	364,576
General Mills, Inc.	5,749	221,566
Hershey Co. (The)	1,748	125,908
Kraft Foods, Inc. – Class A	9,964	384,810

		1,096,860

Tobacco – 3.6%
Altria Group, Inc.	12,397	428,316
Philip Morris International, Inc.	3,086	269,285

		697,601

		2,968,095

Information Technology – 14.1%
Communications Equipment – 1.7%
Cisco Systems, Inc.	18,961	325,560

10	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 2.9%
Apple, Inc.(a)	940	$548,960

Internet Software & Services – 2.0%
eBay, Inc.(a)	3,727	156,571
Google, Inc. – Class A(a)	397	230,288

		386,859

IT Services – 3.6%
International Business Machines Corp.	1,448	283,200
Visa, Inc. – Class A	3,337	412,553

		695,753

Semiconductors & Semiconductor Equipment – 2.0%
Intel Corp.	6,318	168,375
KLA-Tencor Corp.	4,513	222,265

		390,640

Software – 1.9%
Microsoft Corp.	10,878	332,758
ServiceNow, Inc.(a)	984	24,207

		356,965

		2,704,737

Financials – 13.5%
Capital Markets – 1.0%
Goldman Sachs Group, Inc. (The)	2,058	197,280

Commercial Banks – 5.4%
US Bancorp	17,424	560,356
Wells Fargo & Co.	14,455	483,375

		1,043,731

Consumer Finance – 1.4%
American Express Co.	4,677	272,248

Diversified Financial Services – 1.9%
Citigroup, Inc.	3,655	100,184
JPMorgan Chase & Co.	7,214	257,756

		357,940

Insurance – 2.8%
Berkshire Hathaway, Inc.(a)	6,316	526,312

Real Estate Investment Trusts (REITs) – 1.0%
American Tower Corp.	2,836	198,265

		2,595,776

Industrials – 11.0%
Aerospace & Defense – 2.9%
Boeing Co. (The)	4,324	321,273
United Technologies Corp.	3,050	230,367

		551,640

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Air Freight & Logistics – 1.7%
FedEx Corp.	3,683	$337,400

Industrial Conglomerates – 2.6%
General Electric Co.	24,078	501,785

Machinery – 1.7%
Caterpillar, Inc.	1,619	137,469
Eaton Corp.	4,649	184,240

		321,709

Road & Rail – 2.1%
Union Pacific Corp.	3,405	406,251

		2,118,785

Health Care – 8.9%
Health Care Providers & Services – 1.6%
Express Scripts Holding Co.(a)	3,592	200,541
UnitedHealth Group, Inc.	1,726	100,971

		301,512

Pharmaceuticals – 7.3%
Johnson & Johnson	10,450	706,002
Pfizer, Inc.	23,361	537,303
Watson Pharmaceuticals, Inc.(a)	2,187	161,816

		1,405,121

		1,706,633

Energy – 7.4%
Energy Equipment & Services – 1.0%
National Oilwell Varco, Inc.	2,862	184,427

Oil, Gas & Consumable Fuels – 6.4%
Chevron Corp.	5,053	533,092
EOG Resources, Inc.	1,666	150,123
Exxon Mobil Corp.	6,412	548,675

		1,231,890

		1,416,317

Telecommunication Services – 3.7%
Diversified Telecommunication Services – 2.1%
Verizon Communications, Inc.	8,951	397,783

Wireless Telecommunication Services – 1.6%
Crown Castle International Corp.(a)	2,232	130,929
SBA Communications Corp. – Class A(a)	3,045	173,717

		304,646

		702,429

Utilities – 3.4%
Electric Utilities – 1.7%
Southern Co. (The)	7,084	327,989

12	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 1.7%
DTE Energy Co.	5,561	$329,934

		657,923

Total Common Stocks (cost $17,150,493)		18,233,804

SHORT-TERM INVESTMENTS – 4.3%
Investment Companies – 4.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.14%(b) (cost $818,144)	818,144	818,144

Total Investments – 99.2% (cost $17,968,637)		19,051,948
Other assets less liabilities – 0.8%		151,444

Net Assets – 100.0%		$19,203,392

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2012

Assets
Investments in securities, at value Unaffiliated issuers (cost $17,150,493)	$18,233,804
Affiliated issuers (cost $818,144)	818,144
Receivable for investment securities sold	1,053,604
Receivable for capital stock sold	1,000,082
Unamortized offering expense	87,806
Receivable from Adviser	75,965
Dividends and interest receivable	29,820

Total assets	21,299,225

Liabilities
Payable for investment securities purchased	1,985,693
Offering expenses payable	3,804
Transfer Agent fee payable	3,088
Distribution fee payable	155
Accrued expenses and other liabilities	103,093

Total liabilities	2,095,833

Net Assets	$19,203,392

Composition of Net Assets
Capital stock, at par	$3,455
Additional paid-in capital	18,444,747
Undistributed net investment income	27,582
Accumulated net realized loss on investment transactions and swap contracts	(355,703)
Net unrealized appreciation of investments	1,083,311

$19,203,392

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$182,455	16,390	$11.13	*

C	$18,440	1,663	$11.09

Advisor	$8,222,093	737,170	$11.15

R	$11,119	1,006	$11.05

K	$481,046	43,452	$11.07

I	$10,288,239	928,032	$11.09

*	The maximum offering price per share for Class A shares was $11.62, which reflects a sales charge 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period December 8, 2011(a) to June 30, 2012

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $24)	$100,707
Affiliated issuers	422	$101,129

Expenses
Advisory fee (see Note B)	50,768
Distribution fee—Class A	115
Distribution fee—Class C	81
Distribution fee—Class R	30
Distribution fee—Class K	246
Transfer agency—Class A	1,509
Transfer agency—Class C	1,101
Transfer agency—Advisor Class	4,685
Transfer agency—Class R	4
Transfer agency—Class K	49
Transfer agency—Class I	813
Amortization of offering expenses	112,340
Custodian	96,250
Administrative	54,565
Audit	31,548
Legal	28,085
Registration fees	15,020
Printing	8,204
Directors’ fees	4,905
Miscellaneous	15,370

Total expenses	425,688
Less: expenses waived and reimbursed by the Adviser (see Note B)	(359,218)

Net expenses		66,470

Net investment income		34,659

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(350,633)
Swap contracts		(6,137)
Net change in unrealized appreciation/depreciation of:
Investments		1,083,311

Net gain on investment transactions		726,541

Net Increase in Net Assets from Operations		$761,200

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	December 8, 2011(a) to June 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$34,659
Net realized loss on investment transactions	(356,770)
Net change in unrealized appreciation/depreciation of investments	1,083,311

Net increase in net assets from operations	761,200
Dividends to Shareholders from
Net investment income
Class R	(57)
Class K	(58)
Class I	(13,817)
Capital Stock Transactions
Net increase	18,456,124

Total increase	19,203,392

Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $27,582)	$19,203,392

(a)	Commencement of operations.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio and AllianceBernstein Dynamic All Market Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global commenced operations on August 3, 2010. AllianceBernstein International Discovery Equity Portfolio commenced operations on October 26, 2010. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Dynamic All Market Portfolio commenced operations on December 16, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Select US Equity Portfolio (the “Fund”). The Fund commenced operations on December 8, 2011. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of June 30, 2012, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	17

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have

18	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2012:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stock*	$18,233,804		$	– 0	–	$	– 0	–	$18,233,804
Short-Term Investments	818,144			– 0	–		– 0	–	818,144

Total Investments in Securities	19,051,948			– 0	–		– 0	–	19,051,948
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$19,051,948		$	– 0	–	$	– 0	–	$19,051,948

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards, swap contracts and written option contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	19

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

20	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $200,146 have been deferred and are being amortized on a straight line basis over a one year period.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.60%, 2.30%, 1.30%, 1.80%, 1.55%, and 1.30% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until December 8, 2014. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded on or before December 8, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before December 8, 2014. For the period ended June 30, 2012, reimbursements amounted to $304,653, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended June 30, 2012, the Adviser voluntarily waived fees for these services in the amount of $54,565.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	21

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $6,324 for the period ended June 30, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $96 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemption by shareholders of Class C shares for the period ended June 30, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the period ended June 30, 2012 is as follows:

Market Value December 8, 2011(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$ – 0 –	$13,645	$12,827	$818	$–	0 –*

(a)	Commencement of operations.

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended June 30, 2012 amounted to $32,150, of which $0 and $0 was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the

22	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $459, $377 and $226 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2012, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$42,744,839		$25,244,835
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$18,448,203

Gross unrealized appreciation	$1,110,438
Gross unrealized depreciation	(506,693)

Net unrealized appreciation	$603,745

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purpose”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	23

Notes to Financial Statements

a means of making investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the period ended June 30, 2012, the Fund held purchased options for hedging purposes.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to

24	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the period ended June 30, 2012, the Fund held total return swaps for non-hedging purposes.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	25

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the period ended June 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized loss on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(6,137)	$	– 0	–
Equity contracts	Net realized loss on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(1,123)		– 0	–

Total		$(7,260)	$	– 0	–

For three months of the period, the average monthly notional amount of the total return swap contracts was $77,556. For one month of the period, the average monthly cost of purchased equity options contracts was $781.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

26	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 8, 2011(a) to June 30, 2012	December 8, 2011(a) to June 30, 2012

Class A
Shares sold	16,390	$183,131

Net increase	16,390	$183,131

Class C
Shares sold	1,663	$17,502

Net increase	1,663	$17,502

Advisor Class
Shares sold	737,183	$7,896,148
Shares redeemed	(13)	(145)

Net increase	737,170	$7,896,003

Class R
Shares sold	1,000	$10,002
Shares issued in reinvestment of dividends	6	57

Net increase	1,006	$10,059

Class K
Shares sold	43,446	$488,344
Shares issued in reinvestment of dividends	6	58

Net increase	43,452	$488,402

Class I
Shares sold	926,668	$9,847,210
Shares issued in reinvestment of dividends	1,364	13,817

Net increase	928,032	$9,861,027

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Diversification Risk—The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	27

Notes to Financial Statements

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the period ended June 30, 2012 were as follows:

2012
Distributions paid from:
Ordinary income	$13,932

Total distributions paid	$13,932

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$155,910
Unrealized appreciation/(depreciation)	603,745	(a)

Total accumulated earnings/(deficit)	$759,655	(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of June 30, 2012, the Fund did not have any capital loss carryforwards.

During the fiscal period, permanent differences primarily due to the tax treatment of offering costs and the tax treatment of swap income resulted in a net

28	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment transactions and swap contracts, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized gain on investment and foreign currency transactions	1.11

Net increase in net asset value from operations	1.13

Net asset value, end of period	$ 11.13

Total Return
Total investment return based on net asset value(d)	11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$182
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60%
Expenses, before waivers/reimbursements(e)	12.00%
Net investment income(e)	.36%
Portfolio turnover rate	269%

See footnote summary on page 35

30	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)
Net realized and unrealized gain on investment and foreign currency transactions	1.12

Net increase in net asset value from operations	1.09

Net asset value, end of period	$ 11.09

Total Return
Total investment return based on net asset value(d)	10.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.30%
Expenses, before waivers/reimbursements(e)	23.45%
Net investment loss(e)	(.48)%
Portfolio turnover rate	269%

See footnote summary on page 35

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	31

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07
Net realized and unrealized gain on investment and foreign currency transactions	1.08

Net increase in net asset value from operations	1.15

Net asset value, end of period	$ 11.15

Total Return
Total investment return based on net asset value(d)	11.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,222
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.30%
Expenses, before waivers/reimbursements(e)	8.77%
Net investment income(e)	1.21%
Portfolio turnover rate	269%

See footnote summary on page 35

32	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)(f)	(.00)
Net realized and unrealized gain on investment and foreign currency transactions	1.11

Net increase in net asset value from operations	1.11

Less: Dividends
Dividends from net investment income	(.06)

Net asset value, end of period	$ 11.05

Total Return
Total investment return based on net asset value(d)	11.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.80%
Expenses, before waivers/reimbursements(e)	10.09%
Net investment loss(e)(g)	(.00)%
Portfolio turnover rate	269%

See footnote summary on page 35

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	33

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03
Net realized and unrealized gain on investment and foreign currency transactions	1.10

Net increase in net asset value from operations	1.13

Less: Dividends
Dividends from net investment income	(.06)

Net asset value, end of period	$ 11.07

Total Return
Total investment return based on net asset value(d)	11.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$481
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.55%
Expenses, before waivers/reimbursements(e)	7.75%
Net investment income(e)	.51%
Portfolio turnover rate	269%

See footnote summary on page 35.

34	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investment and foreign currency transactions	1.11

Net increase in net asset value from operations	1.15

Less: Dividends
Dividends from net investment income	(.06)

Net asset value, end of period	$ 11.09

Total Return
Total investment return based on net asset value(d)	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,288
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.30%
Expenses, before waivers/reimbursements(e)	8.25%
Net investment income(e)	.58%
Portfolio turnover rate	269%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Amount less than $0.005.

(g)	Amount less than 0.005%.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	35

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors of AllianceBernstein Cap Fund, Inc. and Shareholders of AllianceBernstein Select US Equity Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Select US Equity Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc.) (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations, statement of changes in net assets and the financial highlights for the period December 8, 2011 (commencement of operations) to June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Select US Equity Portfolio of AllianceBernstein Cap Fund, Inc. at June 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period December 8, 2011 (commencement of operations) to June 30, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 28, 2012

36	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended June 30, 2012. For corporate shareholders, 58.27% of dividends paid qualify for the dividends received deduction.

For the taxable period ended June 30, 2012, the Fund designates $100,119 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	37

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Mr. Kurt A. Feuerman is the investment professional primarily responsible for the day-to-day management of, and investment decisions for, the Fund’s portfolio.

38	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2011)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	98	None

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, ## 79 (2011)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	98	None

John H. Dobkin, # 70 (2011)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	98	None

40	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2011)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	98	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2011)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	98	Cirrus Logic Corporation (semi-conductors) and PLX Technology, (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	41

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2011)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	98	None

42	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2011)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	98	None

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	43

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2011)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	98	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2011)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He has served as director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	98	None

44	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	45

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Kurt A. Feuerman 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2011. Prior to joining the firm in June 2011, he was a senior managing director and senior trader with Caxton Associates beginning prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke, 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

46	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Select US Equity Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The investment objective of the Portfolio is long-term growth of capital. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities of U.S. companies. The Portfolio’s investments will be focused on securities of companies with medium and large market capitalizations, although it will be permitted to invest in exchange-traded, small-cap companies. Under normal circumstances, the Portfolio’s holdings will include between 25-75 companies and investments in non-U.S. companies will be limited to a maximum of 10% of the Portfolio’s net assets. The Portfolio may purchase securities in initial public offerings and may engage in relatively frequent trading. The Portfolio may also utilize derivatives, including swaps, and invest a portion of its assets in shares of ETFs. The Adviser proposed the S&P 500 Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper to place the Portfolio in its Large Cap Core category and Morningstar to place Portfolio in its Large Cap Blend category.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee evaluation was completed on September 8, 2011 and discussed with the Board of Directors on September 21, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	47

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
100 bp (flat)	Select US Equity Portfolio

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share

48	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[3]	Fiscal Year End
Select US Equity Portfolio[4]	Advisor	1.30%	1.58%	June 30
	Class A	1.60%	1.88%
	Class C	2.30%	2.58%
	Class R	1.80%	2.08%
	Class K	1.55%	1.83%
	Class I	1.30%	1.58%
	Class1	1.55%	1.83%
	Class2	0.90%	1.18%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an

3	The expense ratios shown are based on an initial estimate of each Portfolio’s net assets at $100 million.

4	Excludes fees and expenses of ETFs.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	49

institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no category in the Form ADV for institutional products that has a substantially similar investment style as the Portfolio.

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”). The NYAG related advisory fee schedules of the AllianceBernstein Mutual Funds are based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule. Set forth below is the category advisory fee schedule applicable to the Portfolio and the effective fee of the Portfolio had the category fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Select US Equity Portfolio	Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	0.650	1.000

The Adviser manages a Delaware limited liability company, AllianceBernstein Select Equity LLC (“Select Equity LLC”), and a British Virgin Islands entity, AllianceBernstein Select Equity LP (“Select Equity LP”), that each serve as a feeder to the same master fund. These private funds have a substantially similar investment strategy as the Portfolio.

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

50	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio	Private Funds	Advisory Fee Schedule	Private Funds Effective Fee (%)
Select US Equity Portfolio	Select Equity LLC/ Select Equity LP	Advisory fee for shareholders investing less than $50M: 1.50%	1.500

		Advisory fee for shareholders investing at least $50M: 1.00%	1.000

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser is in the process of establishing a Luxembourg fund, which will have a substantially similar investment strategy as the Portfolio. Set forth below is the advisory fee contemplated for the Luxembourg fund:

Portfolio	Luxembourg Fund	Fee (%)[6]
Select US Equity Portfolio	Select Equity UCITs Class A	1.800 (includes distribution costs)

The Adviser has represented that it does not sub-advise any registered investment companies with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at an initial estimate of the Portfolio’s net assets at $100 million.9

6	The distribution cost for the Class A shares of a Luxembourg fund managed by the Adviser is generally 0.80%.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “[t]hese comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. As the Directors are aware, funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	51

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Rank
Select US Equity Portfolio	1.000	0.779	14/16

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Select US Equity Portfolio	1.600	1.300	15/16	1.207	139/154

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Projected total expense ratio information, based on an initial net asset estimate of $100 million, pertains to the Portfolio’s Class A shares.

52	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent, distribution and brokerage related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser will benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

After the Portfolio commences operations, it may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”)

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	53

derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

54	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $456 billion as of July 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer recommended that the Directors consider asking the Adviser to reduce the proposed advisory fee, add breakpoints to the Portfolio’s advisory fee schedule, and address the Portfolio’s high total expenses. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 17, 2011

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	55

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

56	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	57

NOTES

58	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	59

NOTES

60	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SUE-0151-0612

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB U.S. Strategic Research Portfolio	2011	$29,000	$2,000	$11,024

	2012	$29,000	$748	$15,886

AB International Discovery Equity Portfolio	2011	$22,875	$—	$—

	2012	$30,500	$748	$14,159

AB International Focus 40	2011	$—	$—	$—

	2012	$31,500	$—	$22,788

AB Select U.S. Equity	2011	$—	$—	$—

	2012	$20,620	$—	$10,872

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB U.S. Strategic Research Portfolio	2011	$679,827	$ $ $	13,024 (2,000 (11,024	) )
	2012	$728,159	$ $ $	16,634 (748 (15,886	) )
AB International Discovery Equity Portfolio	2011	$666,803	$ $ $	— — —
	2012	$726,432	$ $ $	14,907 (748 (14,159	) )
AB International Focus 40	2011	$—	$ $ $	— — —
	2012	$734,313	$ $ $	22,788 — (22,788)
AB Select U.S. Equity	2011	$—	$ $ $	— — —
	2012	$722,397	$ $ $	10,872 — (10,872)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: August 23, 2012

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: August 23, 2012